Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT    3Q05

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Consolidated Statement of Income	6
Consolidated Balance Sheet	7
Segment Detail
Global Consumer:
Cards
Global Cards	8
North America Cards	9 - 10
International Cards	11
Consumer Finance
Global Consumer Finance	12
North America Consumer Finance	13
International Consumer Finance	14
Retail Banking
Global Retail Banking	15
North America Retail Banking	16 - 17
International Retail Banking	18 - 19
Corporate and Investment Banking:
Income Statement	20
Revenue Details	21
Capital Markets and Banking	22
Transaction Services	23
Global Wealth Management:
Smith Barney	24
Private Bank	25
Alternative Investments	26
Citigroup Supplemental Detail
Discontinued Operations	27
Segment Balance Sheet	28
Return on Capital	29
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	30
Allowance for Credit Losses:
Total Citigroup	31
Consumer Loans	32
Corporate Loans	33
Non-Performing Assets	34

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citigroup, the leading global financial services company, has more than 200 million customer accounts and does business in more than 100 countries, providing consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005		3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005		YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Income from Continuing Operations	$4,964	$916	$5,026	$5,148	$5,115	$4,731	$4,988		(1%)	$10,906	$14,834		36%
Discontinued Operations, After-tax	309	228	282	173	326	342	2,155			819	2,823

Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	$7,143		35%	$11,725	$17,657		51%

Basic Earnings Per Share:
Income from Continuing Operations	$0.97	$0.18	$0.98	$1.00	$0.99	$0.92	$0.98		—	$2.13	$2.90		36%

Net Income	$1.03	$0.22	$1.03	$1.04	$1.06	$0.99	$1.41		37%	$2.29	$3.45		51%

Weighted average common shares applicable to Basic EPS	5,095.6	5,100.5	5,112.3	5,120.3	5,133.3	5,119.1	5,058.3			5,102.8	5,103.6

Preferred Dividends—Basic	$17	$17	$17	$17	$17	$17	$17			$51	$51

Diluted Earnings Per Share:
Income from Continuing Operations	$0.95	$0.17	$0.96	$0.98	$0.98	$0.91	$0.97		1%	$2.09	$2.85		36%

Net Income	$1.01	$0.22	$1.02	$1.02	$1.04	$0.97	$1.38		35%	$2.24	$3.39		51%

Adjusted weighted average common shares applicable to Diluted EPS	5,203.1	5,201.3	5,205.6	5,219.5	5,226.0	5,208.1	5,146.0			5,203.3	5,193.4

Preferred Dividends—Diluted	$17	$17	$17	$17	$17	$17	$17			$51	$51

Common Shares Outstanding, at period end	5,171.5	5,180.3	5,189.8	5,194.6	5,202.2	5,170.1	5,059.0			5,189.8	5,059.0

Tier 1 Capital Ratio	8.96%	8.16%	8.37%	8.74%	8.78%	8.71%	9.1	%*		8.37%	9.1	%*

Total Capital Ratio	12.25%	11.31%	11.49%	11.85%	12.03%	11.87%	12.4	%*		11.49%	12.4	%*

Leverage Ratio	5.40%	4.88%	5.01%	5.20%	5.19%	5.19%	5.4	%*		5.01%	5.4	%*

Total Assets, at period end (in billions)	$1,317.6	$1,396.6	$1,436.6	$1,484.1	$1,489.9	$1,547.8	$1,471.6	*		$1,436.6	$1,471.6	*

Stockholders' Equity, at period end (in billions)	$101.9	$98.3	$103.4	$109.3	$110.5	$113.0	$111.8	*		$103.4	$111.8	*

Equity and Trust Securities, at period end (in billions)	$108.2	$104.5	$110.2	$115.5	$116.9	$119.5	$118.2	*		$110.2	$118.2	*

Book Value Per Share, at period end	$19.48	$18.76	$19.70	$20.82	$21.03	$21.65	$21.88	*		$19.70	$21.88	*

Return on Common Equity (Net Income)	21.3%	4.6%	21.3%	20.1%	20.3%	18.4%	25.4%			15.9%	21.4%

Return on Risk Capital (Income from Continuing Operations)	46%	8%	42%	43%	40%	36%	37%			32%	38%

*
Preliminary

CITIGROUP—NET INCOME
PRODUCT VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Global Consumer:
Cards	$980	$1,012	$1,267	$1,441	$1,086	$1,067	$1,182	(7%)	$3,259	$3,335	2%
Consumer Finance	567	594	643	584	629	646	495	(23%)	1,804	1,770	(2%)
Retail Banking	1,168	1,192	1,271	1,173	1,309	1,241	1,111	(13%)	3,631	3,661	1%
Other(1)	(94)	304	(62)	(53)	(181)	(57)	(65)	(5%)	148	(303)	NM

Total Global Consumer	2,621	3,102	3,119	3,145	2,843	2,897	2,723	(13%)	8,842	8,463	(4%)

Corporate and Investment Banking:
Capital Markets and Banking	1,477	1,502	1,159	1,257	1,439	1,043	1,424	23%	4,138	3,906	(6%)
Transaction Services	235	262	286	262	245	288	327	14%	783	860	10%
Other(1)(2)	(4)	(4,569)	7	168	(5)	41	46	NM	(4,566)	82	NM

Total Corporate and Investment Banking	1,708	(2,805)	1,452	1,687	1,679	1,372	1,797	24%	355	4,848	NM

Global Wealth Management:
Smith Barney	252	211	198	230	197	239	227	15%	661	663	—
Private Bank(3)	159	152	136	(129)	122	83	79	(42%)	447	284	(36%)

Total Global Wealth Management	411	363	334	101	319	322	306	(8%)	1,108	947	(15%)

Alternative Investments	33	278	117	340	362	385	339	NM	428	1,086	NM
Corporate/Other	191	(22)	4	(125)	(88)	(245)	(177)	NM	173	(510)	NM
Income From Continuing Operations	4,964	916	5,026	5,148	5,115	4,731	4,988	(1%)	10,906	14,834	36%
Discontinued Operations(4)(5)	309	228	282	173	326	342	2,155		819	2,823
Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	$7,143	35%	$11,725	$17,657	51%

(1)
The 2004 second quarter includes a $756 million after-tax gain ($378 million in Consumer Other and $378 million in CIB Other) related to the sale of The Samba Financial Group (Samba).

(2)
The 2004 second quarter includes a $4.95 billion after-tax charge related to the WorldCom Settlement and increase in Litigation Reserves.

(3)
The 2004 fourth quarter includes a $244 million after-tax charge related to the exit plan implementation for the Company's Private Bank operations in Japan.

(4)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed during the 2005 third quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.

(5)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing and is expected to close during the 2005 fourth quarter.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
REGIONAL VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
North America (excluding Mexico)(1)
Global Consumer	$1,748	$1,785	$2,123	$2,071	$1,905	$1,798	$1,761	(17%)	$5,656	$5,464	(3%)
Corporate and Investment Banking	746	(4,244)	501	807	893	462	637	27%	(2,997)	1,992	NM
Global Wealth Management	315	282	272	310	273	315	288	6%	869	876	1%

Total North America (excluding Mexico)	2,809	(2,177)	2,896	3,188	3,071	2,575	2,686	(7%)	3,528	8,332	NM

Mexico
Global Consumer	228	235	249	267	277	368	511	NM	712	1,156	62%
Corporate and Investment Banking	94	184	198	183	83	76	177	(11%)	476	336	(29%)
Global Wealth Management	16	12	13	11	13	10	12	(8%)	41	35	(15%)

Total Mexico	338	431	460	461	373	454	700	52%	1,229	1,527	24%

Europe, Middle East and Africa (EMEA)
Global Consumer	203	601	154	224	121	122	(154)	NM	958	89	(91%)
Corporate and Investment Banking	265	662	124	85	188	336	358	NM	1,051	882	(16%)
Global Wealth Management	9	4	4	(2)	(1)	3	8	100%	17	10	(41%)

Total EMEA	477	1,267	282	307	308	461	212	(25%)	2,026	981	(52%)

Japan
Global Consumer	142	147	164	163	175	188	169	3%	453	532	17%
Corporate and Investment Banking	93	87	91	63	48	54	58	(36%)	271	160	(41%)
Global Wealth Management	26	19	3	(253)	(8)	(45)	(29)	NM	48	(82)	NM

Total Japan	261	253	258	(27)	215	197	198	(23%)	772	610	(21%)

Asia (excluding Japan)
Global Consumer	247	280	332	328	311	341	375	13%	859	1,027	20%
Corporate and Investment Banking	308	321	309	352	322	249	382	24%	938	953	2%
Global Wealth Management	35	34	33	23	35	31	26	(21%)	102	92	(10%)

Total Asia	590	635	674	703	668	621	783	16%	1,899	2,072	9%

Latin America
Global Consumer	53	54	97	92	54	80	61	(37%)	204	195	(4%)
Corporate and Investment Banking	202	185	229	197	145	195	185	(19%)	616	525	(15%)
Global Wealth Management	10	12	9	12	7	8	1	(89%)	31	16	(48%)

Total Latin America	265	251	335	301	206	283	247	(26%)	851	736	(14%)

Alternative Investments	33	278	117	340	362	385	339	NM	428	1,086	NM
Corporate/Other	191	(22)	4	(125)	(88)	(245)	(177)	NM	173	(510)	NM
Income From Continuing Operations	4,964	916	5,026	5,148	5,115	4,731	4,988	(1%)	10,906	14,834	36%
Discontinued Operations	309	228	282	173	326	342	2,155		819	2,823
Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	$7,143	35%	$11,725	$17,657	51%

(1)
Excludes Alternative Investments and Corporate/Other which are predominantly related to North America.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Global Consumer:
Cards	$4,598	$4,467	$4,602	$4,654	$4,576	$4,451	$4,603	—	$13,667	$13,630	—
Consumer Finance	2,688	2,677	2,631	2,765	2,750	2,713	2,674	2%	7,996	8,137	2%
Retail Banking	4,381	4,514	4,661	4,733	5,011	4,873	5,070	9%	13,556	14,954	10%
Other	(16)	557	(24)	(1)	(219)	(30)	(26)	(8%)	517	(275)	NM

Total Global Consumer	11,651	12,215	11,870	12,151	12,118	12,007	12,321	4%	35,736	36,446	2%

Corporate and Investment Banking:
Capital Markets and Banking	4,531	4,495	3,733	4,347	4,899	3,965	5,187	39%	12,759	14,051	10%
Transaction Services	942	987	1,045	1,104	1,137	1,191	1,246	19%	2,974	3,574	20%
Other	1	585	2	14	1	—	1	(50%)	588	2	(100%)

Total Corporate and Investment Banking	5,474	6,067	4,780	5,465	6,037	5,156	6,434	35%	16,321	17,627	8%

Global Wealth Management:
Smith Barney	1,732	1,582	1,528	1,643	1,669	1,647	1,728	13%	4,842	5,044	4%
Private Bank	573	505	482	484	504	453	446	(7%)	1,560	1,403	(10%)

Total Global Wealth Management	2,305	2,087	2,010	2,127	2,173	2,100	2,174	8%	6,402	6,447	1%

Alternative Investments	191	545	297	670	866	1,112	720	NM	1,033	2,698	NM
Corporate/Other	311	(59)	(219)	(303)	2	(206)	(151)	31%	33	(355)	NM

Total Net Revenues	$19,932	$20,855	$18,738	$20,110	$21,196	$20,169	$21,498	15%	$59,525	$62,863	6%
Managed Basis Net Revenues(1)	$21,257	$22,145	$19,988	$21,324	$22,362	$21,485	$22,765	14%	$63,390	$66,612	5%

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 8.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
North America (excluding Mexico)(1)
Global Consumer	$7,778	$7,618	$7,776	$7,704	$7,759	$7,473	$7,687	(1%)	$23,172	$22,919	(1%)
Corporate and Investment Banking	2,302	2,560	1,848	2,251	2,779	1,948	2,810	52%	6,710	7,537	12%
Global Wealth Management	1,915	1,765	1,718	1,843	1,872	1,852	1,923	12%	5,398	5,647	5%

Total North America (excluding Mexico)	11,995	11,943	11,342	11,798	12,410	11,273	12,420	10%	35,280	36,103	2%

Mexico
Global Consumer	853	842	906	1,007	960	1,055	1,139	26%	2,601	3,154	21%
Corporate and Investment Banking	204	137	199	230	159	170	236	19%	540	565	5%
Global Wealth Management	38	34	35	31	31	31	30	(14%)	107	92	(14%)

Total Mexico	1,095	1,013	1,140	1,268	1,150	1,256	1,405	23%	3,248	3,811	17%

Europe, Middle East and Africa (EMEA)
Global Consumer	1,152	1,776	1,143	1,251	1,249	1,255	1,272	11%	4,071	3,776	(7%)
Corporate and Investment Banking	1,562	2,067	1,352	1,531	1,694	1,708	1,801	33%	4,981	5,203	4%
Global Wealth Management	80	72	68	71	71	71	79	16%	220	221	—

Total EMEA	2,794	3,915	2,563	2,853	3,014	3,034	3,152	23%	9,272	9,200	(1%)

Japan
Global Consumer	815	812	822	841	821	827	803	(2%)	2,449	2,451	—
Corporate and Investment Banking	227	204	226	160	180	187	211	(7%)	657	578	(12%)
Global Wealth Management	83	58	33	26	22	(15)	(13)	NM	174	(6)	NM

Total Japan	1,125	1,074	1,081	1,027	1,023	999	1,001	(7%)	3,280	3,023	(8%)

Asia (excluding Japan)
Global Consumer	824	944	998	1,046	1,072	1,116	1,141	14%	2,766	3,329	20%
Corporate and Investment Banking	857	770	823	958	915	761	1,004	22%	2,450	2,680	9%
Global Wealth Management	131	102	102	97	119	111	107	5%	335	337	1%

Total Asia	1,812	1,816	1,923	2,101	2,106	1,988	2,252	17%	5,551	6,346	14%

Latin America
Global Consumer	229	223	225	302	257	281	279	24%	677	817	21%
Corporate and Investment Banking	322	329	332	335	310	382	372	12%	983	1,064	8%
Global Wealth Management	58	56	54	59	58	50	48	(11%)	168	156	(7%)

Total Latin America	609	608	611	696	625	713	699	14%	1,828	2,037	11%

Alternative Investments	191	545	297	670	866	1,112	720	NM	1,033	2,698	NM
Corporate/Other	311	(59)	(219)	(303)	2	(206)	(151)	31%	33	(355)	NM

Total Net Revenues	$19,932	$20,855	$18,738	$20,110	$21,196	$20,169	$21,498	15%	$59,525	$62,863	6%

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to North America.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenues
Loan interest, including fees	$10,769	$10,794	$11,018	$11,215	$11,273	$11,486	$12,066	10%	$32,581	$34,825	7%
Other interest and dividends	4,328	4,627	5,181	5,751	6,262	6,981	7,309	41%	14,136	20,552	45%
Insurance premiums	648	636	668	774	735	793	743	11%	1,952	2,271	16%
Commissions and fees	4,139	4,308	3,305	4,229	4,209	3,978	4,825	46%	11,752	13,012	11%
Principal transactions	1,311	1,062	400	943	2,215	844	1,950	NM	2,773	5,009	81%
Asset management and administration fees	1,389	1,324	1,353	1,458	1,508	1,488	1,522	12%	4,066	4,518	11%
Realized gains (losses) from sales of investments	129	218	303	183	243	455	284	(6%)	650	982	51%
Other revenue	1,683	2,857	2,383	2,253	2,175	2,812	2,448	3%	6,923	7,435	7%

Total revenues	24,396	25,826	24,611	26,806	28,620	28,837	31,147	27%	74,833	88,604	18%
Interest expense	4,464	4,971	5,873	6,696	7,424	8,668	9,649	64%	15,308	25,741	68%

Total revenues, net of interest expense	19,932	20,855	18,738	20,110	21,196	20,169	21,498	15%	59,525	62,863	6%

Benefits, Claims, and Credit Losses
Policyholder benefits and claims	227	223	206	228	217	212	215	4%	656	644	(2%)
Provision for loan losses	2,230	1,588	1,029	1,386	1,813	1,720	2,525	NM	4,847	6,058	25%
Provision for unfunded lending commitments	—	—	—	—	—	100	100	—	—	200	—

Total benefits, claims, and credit losses	2,457	1,811	1,235	1,614	2,030	2,032	2,840	NM	5,503	6,902	25%

Operating Expenses
Compensation and benefits	5,700	5,699	5,421	6,114	6,486	6,033	6,792	25%	16,820	19,311	15%
Net occupancy expense	1,055	1,215	1,229	1,292	1,241	1,271	1,270	3%	3,499	3,782	8%
Technology / communication expense	850	887	914	867	866	884	892	(2%)	2,651	2,642	—
Advertising and marketing expense	594	643	661	755	641	620	587	(11%)	1,898	1,848	(3%)
Other operating	1,977	9,728	1,954	2,227	2,170	2,164	1,872	(4%)	13,659	6,206	(55%)

Total operating expenses	10,176	18,172	10,179	11,255	11,404	10,972	11,413	12%	38,527	33,789	(12%)

Income from Continuing Operations before Income Taxes and Minority Interest	7,299	872	7,324	7,241	7,762	7,165	7,245	(1%)	15,495	22,172	43%
Provision (benefit) for income taxes	2,271	(83)	2,229	2,047	2,484	2,179	2,164	(3%)	4,417	6,827	55%
Minority interest, net of income taxes	64	39	69	46	163	255	93	35%	172	511	NM

Income from Continuing Operations	4,964	916	5,026	5,148	5,115	4,731	4,988	(1%)	10,906	14,834	36%

Discontinued Operations(1)(2)
Income from Discontinued Operations	441	359	358	288	483	493	49		1,158	1,025
Gain on Sale	—	—	—	—	—	—	3,386		—	3,386
Provision for income taxes	132	131	76	115	157	151	1,280		339	1,588

Income from Discontinued Operations, net	309	228	282	173	326	342	2,155		819	2,823

Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	$7,143	35%	$11,725	$17,657	51%

(1)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed during the 2005 third quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.

(2)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing and is expected to close during the 2005 fourth quarter.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005	September 30, 2005 (1)	Sept. 30, 2005 vs. December 31, 2004 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$23,104	$26,462	$25,483	$23,556	$25,620	$28,942	$28,438	21%
Deposits at interest with banks	23,104	24,710	23,407	23,889	28,568	31,322	30,604	28%
Federal funds sold and securities borrowed or purchased under agreements to resell	184,089	194,594	208,159	200,739	202,099	232,369	236,105	18%
Brokerage receivables	35,159	41,494	37,987	39,273	40,747	42,977	42,006	7%
Trading account assets	232,227	245,037	264,227	280,167	272,841	281,035	293,416	5%
Investments	203,311	205,245	205,632	213,243	167,589	165,587	165,905	(22%	)
Loans, net of unearned income
Consumer	383,678	398,558	408,376	435,226	430,008	433,057	440,145	1%
Corporate	100,438	112,859	112,309	113,603	117,651	123,880	126,276	11%

Loans, net of unearned income	484,116	511,417	520,685	548,829	547,659	556,937	566,421	3%
Allowance for credit losses	(12,506)	(12,715)	(12,034)	(11,269)	(10,894)	(10,418)	(10,015)	11%

Total loans, net	471,610	498,702	508,651	537,560	536,765	546,519	556,406	4%
Goodwill	28,549	30,215	30,809	31,992	32,076	32,235	32,240	1%
Intangible assets	13,953	14,525	16,192	15,271	15,572	13,894	14,376	(6%	)
Reinsurance recoverables	4,598	4,683	4,722	4,783	818	808	829	(83%	)
Separate and variable accounts	28,841	29,474	29,839	32,264	1,225	1,320	1,478	(95%	)
Other assets	69,046	81,427	81,446	81,364	70,893	76,357	68,643	(16%	)
Assets of discontinued operations held for sale	—	—	—	—	95,078	94,424	1,180	NM

Total assets	$1,317,591	$1,396,568	$1,436,554	$1,484,101	$1,489,891	$1,547,789	$1,471,626	(1%	)

Liabilities
Non-interest-bearing deposits in U.S. offices	$30,078	$31,654	$30,785	$31,533	$32,840	$32,133	$32,834	4%
Interest-bearing deposits in U.S. offices	151,124	153,237	156,802	161,113	166,141	166,004	168,149	4%
Non-interest-bearing deposits in offices outside the U.S.	25,730	27,182	27,420	28,379	29,930	31,281	32,374	14%
Interest-bearing deposits in offices outside the U.S.	292,257	312,327	319,444	341,056	339,963	343,156	347,756	2%

Total deposits	499,189	524,400	534,451	562,081	568,874	572,574	581,113	3%
Federal funds purchased and securities loaned or sold under agreements to repurchase	179,743	202,940	217,157	209,555	217,599	252,774	243,819	16%
Brokerage payables	37,271	42,524	41,986	50,208	52,088	53,600	57,330	14%
Trading account liabilities	127,076	132,247	137,078	135,487	120,511	133,807	140,723	4%
Contractholder funds and separate and variable accounts	60,618	62,237	63,341	68,801	1,621	1,670	1,823	(97%	)
Insurance policy and claims reserves	17,871	18,007	18,416	19,177	4,994	5,034	5,098	(73%	)
Investment banking and brokerage borrowings	26,159	26,459	27,697	25,799	30,433	24,727	14,612	(43%	)
Short-term borrowings	40,705	40,917	35,506	30,968	32,271	38,257	43,612	41%
Long-term debt	178,588	189,071	198,713	207,910	207,935	211,346	213,894	3%
Other liabilities (2)	48,487	59,455	58,843	64,824	56,656	56,751	57,400	(11%	)
Liabilities of discontinued operations held for sale	—	—	—	—	86,373	84,212	365	NM

Total liabilities	1,215,707	1,298,257	1,333,188	1,374,810	1,379,355	1,434,752	1,359,789	(1%	)

Stockholders' equity
Preferred Stock	1,125	1,125	1,125	1,125	1,125	1,125	1,125	—
Common Stock	55	55	55	55	55	55	55	—
Additional paid-in capital	18,407	18,519	18,685	18,851	19,884	20,177	20,179	7%
Retained earnings	96,659	95,707	98,930	102,154	105,269	108,026	112,868	10%
Treasury stock	(11,442)	(11,135)	(10,814)	(10,644)	(10,475)	(12,299)	(17,290)	(62%	)
Accumulated other changes in equity from nonowner sources	(122)	(3,338)	(2,424)	(304)	(1,681)	(1,030)	(2,557)	NM
Unearned compensation	(2,798)	(2,622)	(2,191)	(1,946)	(3,641)	(3,017)	(2,543)	(31%	)

Total stockholders' equity	101,884	98,311	103,366	109,291	110,536	113,037	111,837	2%

Total liabilities and stockholders' equity	$1,317,591	$1,396,568	$1,436,554	$1,484,101	$1,489,891	$1,547,789	$1,471,626	(1%	)

(1)
Preliminary.

(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $600 million for the first, second, third and fourth quarters of 2004, respectively, and $600, $700 and $800 million in the first, second and third quarters of 2005, respectively.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,598	$4,467	$4,602	$4,654	$4,576	$4,451	$4,603	—	$13,667	$13,630	—
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	1,316	1,267	1%	3,865	3,749	(3%)

Adjusted Revenues, Net of Interest Expense(1)	5,923	5,757	5,852	5,868	5,742	5,767	5,870	—	17,532	17,379	(1%)

Total Operating Expenses	1,938	1,964	2,053	2,134	2,077	2,089	2,026	(1%)	5,955	6,192	4%

Net Credit Losses{a}	1,229	1,083	892	936	915	797	817	(8%)	3,204	2,529	(21%)
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	1,316	1,267	1%	3,865	3,749	(3%)

Adjusted Net Credit Losses(1)	2,554	2,373	2,142	2,150	2,081	2,113	2,084	(3%)	7,069	6,278	(11%)
Specific and Unallocated Credit Reserve Build / (Release){a}	(1)	(68)	(246)	(429)	(5)	18	54	NM	(315)	67	NM

Total Provision for Loan Losses (Sum of {a})	1,228	1,015	646	507	910	815	871	35%	2,889	2,596	(10%)

Income Before Taxes and Minority Interest	1,432	1,488	1,903	2,013	1,589	1,547	1,706	(10%)	4,823	4,842	—
Income Taxes and Minority Interest	452	476	636	572	503	480	524	(18%)	1,564	1,507	(4%)

Net Income	$980	$1,012	$1,267	$1,441	$1,086	$1,067	$1,182	(7%)	$3,259	$3,335	2%

Average Assets (in billions of dollars)	$95	$94	$96	$96	$96	$91	$90	(6%)	$95	$92	(3%)
Return on Assets	4.15%	4.33%	5.25%	5.97%	4.59%	4.70%	5.21%		4.58%	4.85%
Return on Managed Assets	2.32%	2.42%	2.96%	3.26%	2.47%	2.46%	2.70%		2.34%	2.49%
Average Risk Capital	$5,513	$5,439	$5,205	$5,300	$7,233	$7,613	$7,703	48%	$5,386	$7,516	40%
Return on Risk Capital	71%	75%	97%	108%	61%	56%	61%		81%	59%
Return on Invested Capital	24%	25%	31%	36%	25%	24%	26%		26%	25%
KEY INDICATORS (in billions of dollars):
Net Credit Margin (in millions of dollars)(2)	$3,369	$3,384	$3,710	$3,718	$3,661	$3,654	$3,786	2%	$10,463	$11,101	6%
% of Average Managed Loans	8.83%	8.94%	9.53%	9.22%	9.21%	9.31%	9.56%		9.10%	9.36%
Managed Net Interest Revenue (in millions of dollars)(1)	$4,793	$4,556	$4,537	$4,467	$4,364	$4,245	$4,475	(1%)	$13,886	$13,084	(6%)
% of Average Managed Loans	12.56%	12.03%	11.66%	11.07%	10.98%	10.81%	11.29%		12.08%	11.03%
End of Period Managed Loans	$151.9	$154.4	$157.3	$165.7	$158.3	$158.0	$157.9	—
EOP Open Accounts (in millions)	144.5	149.9	149.8	150.0	149.7	148.6	145.9	(3%)
Purchase Sales(3)	$71.3	$78.6	$79.8	$86.4	$77.9	$86.8	$88.2	11%	$229.7	$252.9	10%
Managed Average Yield	14.27%	13.87%	13.69%	13.53%	13.88%	14.07%	14.65%
Average Managed Loans:
Securitized	$75.9	$75.6	$76.2	$83.7	$86.5	$87.7	$89.8	18%	$75.9	$88.0	16%
Held for Sale	—	2.1	7.4	2.9	0.2	0.6	—	(100%)	3.2	0.3	(91%)
On Balance Sheet	63.1	59.2	55.5	56.8	56.6	51.0	49.3	(11%)	59.2	52.3	(12%)

North America Managed	139.0	136.9	139.1	143.4	143.3	139.3	139.1	—	138.3	140.6	2%
International	14.5	15.4	15.7	17.1	17.9	18.2	18.1	15%	15.2	18.0	18%

Total Managed	$153.5	$152.3	$154.8	$160.5	$161.2	$157.5	$157.2	2%	$153.5	$158.6	3%

Managed Net Credit Losses (in millions of dollars):
Securitized	$1,325	$1,244	$1,122	$1,174	$1,162	$1,307	$1,267	13%	$3,691	$3,736	1%
Held for Sale	—	46	128	40	4	9	—	(100%)	174	13	(93%)
On Balance Sheet	1,089	958	731	801	779	669	690	(6%)	2,778	2,138	(23%)

North America Managed	2,414	2,248	1,981	2,015	1,945	1,985	1,957	(1%)	6,643	5,887	(11%)
International	140	125	161	135	136	128	127	(21%)	426	391	(8%)

Total Managed	$2,554	$2,373	$2,142	$2,150	$2,081	$2,113	$2,084	(3%)	$7,069	$6,278	(11%)

Coincident Managed Net Credit Loss Ratio	6.69%	6.27%	5.50%	5.33%	5.23%	5.38%	5.26%
12 Month Lagged Managed Net Credit Loss Ratio	8.10%	7.66%	6.74%	5.94%	5.50%	5.57%	5.34%
Loans 90+Days Past Due (in millions of dollars)	$3,152	$2,808	$2,842	$2,944	$2,753	$2,634	$2,691	(5%)
% of EOP Managed Loans	2.08%	1.82%	1.81%	1.78%	1.74%	1.67%	1.70%

(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are replaced by the contractual servicing and excess servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the Cards business.

(2)
Total Revenues, net of Interest Expense, less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

(3)
Purchase Sales represents cutomers' purchased sales plus cash advances.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2005 third quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com

—
Revenues and income declined, as a 10% increase in purchase sales was offset by net interest margin compression and higher payment rates.
—
Mexico card revenues increased 55% and net income doubled, as target market expansion led to 64% growth in managed receivables.
—
Net credit margin decreased 1% as continued favorable credit conditions were offset by the impact of an increase in bankruptcy filings due to new legislation, which added approximately $200 million pre-tax to credit costs.
—
Income decline also reflects a $110 million pre-tax charge related to Hurricane Katrina and the absence of a $160 million pre-tax unallocated loan loss reserve release recorded in the third quarter of 2004. Results in Mexico include a $41 million tax benefit from provisions of the Homeland Investment Act and a $27 million after-tax benefit due to a Value Added Tax refund in Mexico.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense(1)	$3,859	$3,686	$3,815	$3,756	$3,740	$3,581	$3,746	(2%)	$11,360	$11,067	(3%)
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	1,316	1,267	1%	3,865	3,749	(3%)

Adjusted Revenues, Net of Interest Expense(2)	5,184	4,976	5,065	4,970	4,906	4,897	5,013	(1%)	15,225	14,816	(3%)

Total Operating Expenses	1,533	1,518	1,616	1,649	1,590	1,607	1,545	(4%)	4,667	4,742	2%

Net Credit Losses(a)	1,089	958	731	801	779	669	690	(6%)	2,778	2,138	(23%)
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	1,316	1,267	1%	3,865	3,749	(3%)

Adjusted Net Credit Losses(2)	2,414	2,248	1,981	2,015	1,945	1,985	1,957	(1%)	6,643	5,887	(11%)
Specific and Unallocated Credit Reserve Build/(Release)(a)	—	(59)	(161)	(420)	—	21	51	NM	(220)	72	NM

Total Provision for Loan Losses (Sum of {a})	1,089	899	570	381	779	690	741	30%	2,558	2,210	(14%)

Income Before Taxes and Minority Interest	1,237	1,269	1,629	1,726	1,371	1,284	1,460	(10%)	4,135	4,115	—
Income Taxes and Minority Interest	405	419	562	536	460	423	457	(19%)	1,386	1,340	(3%)

Net Income	$832	$850	$1,067	$1,190	$911	$861	$1,003	(6%)	$2,749	$2,775	1%

Average Assets (in billions of dollars)	$80	$78	$79	$78	$76	$71	$70	(11%)	$79	$72	(9%)
Return on Assets	4.18%	4.38%	5.37%	6.07%	4.86%	4.86%	5.68%		4.65%	5.15%
Return on Managed Assets	2.17%	2.25%	2.77%	3.00%	2.34%	2.24%	2.58%		2.18%	2.30%
KEY INDICATORS (in billions of dollars)
Net Credit Margin (NCM)(in millions of dollars)(3)	$2,770	$2,728	$3,084	$2,955	$2,961	$2,912	$3,056	(1%)	$8,582	$8,929	4%
NCM as a % of Average Managed Loans	8.02%	8.01%	8.82%	8.20%	8.38%	8.38%	8.72%		8.29%	8.49%
EOP Open Accounts (in millions)	128.5	129.1	128.9	129.3	128.7	127.1	123.9	(4%)
Purchase Sales(4)	$60.2	$66.1	$66.7	$71.6	$63.9	$72.2	$73.7	10%	$193.0	$209.8	9%
Average Managed Loans	$139.0	$136.9	$139.1	$143.4	$143.3	$139.3	$139.1	—	$138.3	$140.6	2%
Managed Average Yield	14.24%	13.83%	13.60%	13.39%	13.77%	14.01%	14.63%
Adjusted Revenues, Net of Interest Expense(2):
U.S. and Canada	$4,978	$4,782	$4,837	$4,728	$4,637	$4,590	$4,660	(4%)	$14,597	$13,887	(5%)
Mexico	206	194	228	242	269	307	353	55%	628	929	48%

Total	$5,184	$4,976	$5,065	$4,970	$4,906	$4,897	$5,013	(1%)	$15,225	$14,816	(3%)

Net Income:
U.S. and Canada	$735	$762	$965	$1,100	$784	$736	$799	(17%)	$2,462	$2,319	(6%)
Mexico	97	88	102	90	127	125	204	100%	287	456	59%

Total	$832	$850	$1,067	$1,190	$911	$861	$1,003	(6%)	$2,749	$2,775	1%

(1)
The 2005 first quarter, 2005 second quarter and 2005 third quarter include releases of $129 million, $102 million and $137 million, respectively, from the allowance for credit losses related to loan receivables that have been securitized during the quarter.

(2)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 8.

(3)
Total Revenues, net of Interest Expense, less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

(4)
Purchase Sales represents customers' purchased sales plus cash advances.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
SUPPLEMENTAL DISCLOSURE:
End of Period Managed Loans:
Bankcards	$112.1	$112.9	$115.2	$121.7	$115.8	$114.5	$114.1	(1%)
Private Label	25.2	25.8	26.0	26.1	24.7	25.3	25.7	(1%)

Total	$137.3	$138.7	$141.2	$147.8	$140.5	$139.8	$139.8	(1%)

Managed Net Interest Revenue (in millions of dollars):(1)
Bankcards	$3,108	$2,953	$2,904	$2,934	$2,844	$2,782	$2,908	0%	$8,965	$8,534	(5%)
Private Label	1,230	1,140	1,163	1,035	1,030	970	1,061	(9%)	3,533	3,061	(13%)

Total	$4,338	$4,093	$4,067	$3,969	$3,874	$3,752	$3,969	(2%)	$12,498	$11,595	(7%)

% of Average Managed Loans:
Bankcards	11.01%	10.65%	10.19%	9.93%	9.77%	9.76%	10.15%
Private Label	19.46%	18.07%	17.98%	15.88%	16.51%	15.54%	16.55%
Total	12.56%	12.03%	11.63%	11.01%	10.96%	10.80%	11.32%
Managed Net Credit Losses (in millions of dollars):
Bankcards	$1,864	$1,705	$1,523	$1,543	$1,514	$1,593	$1,572	3%	$5,092	$4,679	(8%)
Private Label	550	543	458	472	431	392	385	(16%)	1,551	1,208	(22%)

Total	$2,414	$2,248	$1,981	$2,015	$1,945	$1,985	$1,957	(1%)	$6,643	$5,887	(11%)

Coincident Managed Net Credit Loss Ratio:
Bankcards	6.60%	6.15%	5.34%	5.22%	5.20%	5.59%	5.49%
Private Label	8.70%	8.61%	7.08%	7.24%	6.91%	6.28%	6.01%
Total	6.99%	6.61%	5.66%	5.59%	5.50%	5.71%	5.58%
12 Month Lagged Managed Net Credit Loss Ratio	8.43%	8.02%	6.93%	6.15%	5.68%	5.82%	5.58%
Loans 90+Days Past Due (In millions of dollars):
Bankcards	$2,048	$1,817	$1,816	$1,919	$1,795	$1,698	$1,714	(6%)
Private Label	843	748	777	748	684	672	701	(10%)

Total	$2,891	$2,565	$2,593	$2,667	$2,479	$2,370	$2,415	(7%)

% of EOP Managed Loans:
Bankcards	1.83%	1.61%	1.58%	1.58%	1.55%	1.48%	1.50%
Private Label	3.35%	2.90%	2.99%	2.87%	2.77%	2.66%	2.73%
Total	2.10%	1.85%	1.84%	1.80%	1.76%	1.70%	1.73%

(1)
The abbreviated income statement on page 9 is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 8.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

For your convenience, an excerpt from our 2005 third quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com

—
Revenue growth reflects an 11% increase in purchase sales and 15% growth in average loans, with strong organic loan growth in Asia, EMEA and Latin America.

—
The NCL rate declined 130 basis points to 2.79%, as international credit trends continued to improve.

—
Income decline reflects the absence of a $42 million pre-tax unallocated loan loss reserve release recorded in the third quarter of 2004, and expense growth related to higher business volumes and investment spending.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense
EMEA	$295	$286	$281	$296	$294	$286	$303	8%	$862	$883	2%
Japan	68	73	74	80	73	76	76	3%	215	225	5%
Asia (excluding Japan)	322	362	378	410	401	423	414	10%	1,062	1,238	17%
Latin America	54	60	54	112	68	85	64	19%	168	217	29%

Total Revenues, Net of Interest Expense	739	781	787	898	836	870	857	9%	2,307	2,563	11%
Total Operating Expenses	405	446	437	485	487	482	481	10%	1,288	1,450	13%
Net Credit Losses	140	125	161	135	136	128	127	(21%)	426	391	(8%)
Specific and Unallocated Credit Reserve Build / (Release)	(1)	(9)	(85)	(9)	(5)	(3)	3	NM	(95)	(5)	95%

Total Provision for Loan Losses	139	116	76	126	131	125	130	71%	331	386	17%
Income Before Taxes and Minority Interest	195	219	274	287	218	263	246	(10%)	688	727	6%
Income Taxes and Minority Interest	47	57	74	36	43	57	67	(9%)	178	167	(6%)

Net Income	$148	$162	$200	$251	$175	$206	$179	(11%)	$510	$560	10%

Average Assets (in billions of dollars)	$15	$16	$17	$18	$20	$20	$20	18%	$16	$20	25%
Return on Assets	3.97%	4.07%	4.68%	5.55%	3.55%	4.13%	3.55%		4.26%	3.74%
Net Income by Region:
EMEA	$38	$36	$36	$55	$32	$34	$34	(6%)	$110	$100	(9%)
Japan	21	22	26	31	17	17	17	(35%)	69	51	(26%)
Asia (excluding Japan)	71	82	110	113	101	117	107	(3%)	263	325	24%
Latin America	18	22	28	52	25	38	21	(25%)	68	84	24%

Total	$148	$162	$200	$251	$175	$206	$179	(11%)	$510	$560	10%

KEY INDICATORS (in billions of dollars)
Net Credit Margin (in millions of dollars)(1)	$599	$656	$626	$763	$700	$742	$730	17%	$1,881	$2,172	15%
% of Average Loans	16.61%	17.13%	15.86%	17.75%	15.86%	16.35%	16.00%		16.53%	16.13%
Net Interest Revenue (in millions of dollars)	$455	$463	$470	$498	$490	$493	$506	8%	$1,388	$1,489	7%
% of Average Loans	12.62%	12.09%	11.91%	11.59%	11.10%	10.86%	11.09%		12.20%	11.06%
Managed Average Yield	14.50%	14.14%	14.45%	14.69%	14.71%	14.48%	14.84%
End of Period Loans	$14.6	$15.7	$16.1	$17.9	$17.8	$18.2	$18.1	12%
EOP Open Accounts (in millions)	16.0	20.8	20.9	20.7	21.0	21.5	22.0	5%
Purchase Sales(2)	$11.1	$12.5	$13.1	$14.8	$14.0	$14.6	$14.5	11%	$36.7	$43.1	17%
Average Loans:
EMEA	$5.5	$5.5	$5.4	$5.8	$6.1	$6.3	$6.2	15%	$5.5	$6.2	13%
Japan	1.2	1.2	1.2	1.4	1.3	1.3	1.3	8%	1.2	1.3	8%
Asia (excluding Japan)	7.3	8.2	8.6	9.3	9.8	9.9	9.8	14%	8.0	9.8	23%
Latin America	0.5	0.5	0.5	0.6	0.7	0.7	0.8	60%	0.5	0.7	40%

Total	$14.5	$15.4	$15.7	$17.1	$17.9	$18.2	$18.1	15%	$15.2	$18.0	18%

Coincident Net Credit Loss Ratio	3.85%	3.25%	4.09%	3.16%	3.08%	2.84%	2.79%
12 Month Lagged Net Credit Loss Ratio	4.85%	4.24%	5.08%	3.89%	3.78%	3.33%	3.22%
Loans 90+ Days Past Due (in millions of dollars)	$261	$243	$249	$277	$274	$264	$276	11%
% of EOP Loans	1.80%	1.55%	1.55%	1.55%	1.54%	1.45%	1.52%

(1)
Total Revenues, net of Interest Expense, less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

(2)
Purchase Sales represents cutomers" purchased sales plus cash advances.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,688	$2,677	$2,631	$2,765	$2,750	$2,713	$2,674	2%	$7,996	$8,137	2%
Total Operating Expenses	923	873	853	951	960	886	917	8%	2,649	2,763	4%
Net Credit Losses	870	857	832	872	797	784	789	(5%)	2,559	2,370	(7%)
Specific and Unallocated Credit Reserve Build / (Release)	1	(5)	(70)	—	(17)	1	171	NM	(74)	155	NM
Provision for Benefits & Claims	45	42	24	38	37	39	26	8%	111	102	(8%)

Total Provisions for Benefits, Claims and Loan Losses	916	894	786	910	817	824	986	25%	2,596	2,627	1%

Income Before Taxes	849	910	992	904	973	1,003	771	(22%)	2,751	2,747	—
Income Taxes	282	316	349	320	344	357	276	(21%)	947	977	3%

Net Income	$567	$594	$643	$584	$629	$646	$495	(23%)	$1,804	$1,770	(2%)

Average Assets (in billions of dollars)	$111	$110	$113	$117	$119	$117	$118	4%	$111	$118	6%
Return on Assets	2.05%	2.17%	2.26%	1.99%	2.14%	2.21%	1.66%		2.17%	2.01%
Average Risk Capital	$3,710	$3,798	$3,675	$3,704	$3,876	$3,855	$3,734	2%	$3,728	$3,822	3%
Return on Risk Capital	61%	63%	70%	63%	66%	67%	53%		65%	62%
Return on Invested Capital	22%	21%	23%	21%	23%	24%	18%		22%	22%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$56.4	$56.7	$58.6	$61.2	$62.0	$60.9	$60.0	2%	$57.2	$61.0	7%
Personal loans	24.5	24.4	24.6	25.7	25.7	25.6	25.9	5%	24.5	25.7	5%
Auto	11.4	11.5	11.6	11.8	11.8	12.0	12.4	7%	11.5	12.1	5%
Sales finance and other	5.8	5.2	5.1	5.4	5.4	5.2	5.3	4%	5.4	5.3	(2%)

Total	$98.1	$97.8	$99.9	$104.1	$104.9	$103.7	$103.6	4%	$98.6	$104.1	6%

Average Yield	13.14%	13.09%	12.83%	12.70%	12.76%	12.80%	12.73%
Average Net Interest Margin	10.16%	10.19%	9.68%	9.81%	9.84%	9.71%	9.48%
Net Credit Margin (NCM)(1)	$1,818	$1,820	$1,799	$1,893	$1,953	$1,929	$1,885	5%	$5,437	$5,767	6%
NCM as a % of Average Loans	7.45%	7.48%	7.16%	7.23%	7.55%	7.46%	7.22%		7.37%	7.41%
Net Credit Loss Ratio	3.57%	3.52%	3.31%	3.33%	3.08%	3.03%	3.02%
Loans 90+ Days Past Due (in millions of dollars)	$2,127	$1,948	$1,938	$2,014	$1,875	$1,726	$1,858	(4%)
% of EOP Loans	2.15%	1.96%	1.91%	1.90%	1.80%	1.70%	1.77%
Number of Sales Points:
North America Branches	2,759	2,608	2,624	2,642	2,669	2,685	2,705	3%
International Branches	940	997	1,039	969	1,011	1,060	1,105	6%
Japan Automated Loan Machines	382	380	419	512	523	588	654	56%

Total	4,081	3,985	4,082	4,123	4,203	4,333	4,464	9%

(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

For your convenience, an excerpt from our 2005 third quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com

—
Revenues increased 1% from the prior year period, as a 4% increase in average loans was offset by a 17 basis point decline in net interest margin. Spread compression was primarily driven by lower yields on the portfolio.

—
The net credit loss rate improved 23 basis points to 2.23%

—
In Mexico, new branch openings totaled 22 during the quarter, and 81 over the last 12 months.

—
Income decline primarily reflects $180 million pre-tax of credit costs related to Hurricane Katrina and the absence of a $45 million pre-tax unallocated loan loss reserve release recorded in the third quarter of 2004.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,835	$1,806	$1,753	$1,850	$1,845	$1,795	$1,771	1%	$5,394	$5,411	—
Total Operating Expenses	587	536	512	567	547	532	548	7%	1,635	1,627	—
Net Credit Losses	529	515	487	534	486	467	461	(5%)	1,531	1,414	(8%)
Specific and Unallocated Credit Reserve Build/(Release)	1	(5)	(45)	—	(17)	—	180	NM	(49)	163	NM
Provision for Benefits & Claims	44	41	24	38	38	40	26	8%	109	104	(5%)

Total Provisions for Benefits, Claims and Loan Losses	574	551	466	572	507	507	667	43%	1,591	1,681	6%

Income Before Taxes	674	719	775	711	791	756	556	(28%)	2,168	2,103	(3%)
Income Taxes	230	262	281	266	291	279	204	(27%)	773	774	—

Net Income	$444	$457	$494	$445	$500	$477	$352	(29%)	$1,395	$1,329	(5%)

Average Assets (in billions of dollars)	$85	$85	$88	$91	$93	$92	$93	6%	$86	$93	8%
Return on Assets	2.10%	2.16%	2.23%	1.95%	2.18%	2.08%	1.50%		2.17%	1.91%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$49.6	$49.9	$51.4	$53.1	$53.7	$52.7	$52.0	1%	$50.3	$52.9	5%
Personal loans	12.2	12.3	12.6	12.9	12.9	12.9	13.3	6%	12.4	13.0	5%
Auto	10.0	10.3	10.6	10.9	11.0	11.4	11.9	12%	10.3	11.4	11%
Sales finance and other	4.5	4.4	4.3	4.5	4.6	4.5	4.7	9%	4.4	4.6	5%

Total	$76.3	$76.9	$78.9	$81.4	$82.2	$81.5	$81.9	4%	$77.4	$81.9	6%

Average Yield	11.93%	11.78%	11.50%	11.33%	11.42%	11.32%	11.31%
Average Net Interest Margin	8.69%	8.52%	7.99%	8.19%	8.23%	8.00%	7.82%
Net Credit Margin (NCM) (1)	$1,306	$1,291	$1,266	$1,316	$1,359	$1,328	$1,310	3%	$3,863	$3,997	3%
NCM as a % of Average Loans	6.88%	6.75%	6.38%	6.43%	6.70%	6.54%	6.35%		6.67%	6.52%
Net Credit Loss Ratio	2.79%	2.69%	2.46%	2.61%	2.40%	2.30%	2.23%
Loans 90+ Days Past Due (in millions of dollars)	$1,589	$1,444	$1,479	$1,525	$1,399	$1,254	$1,395	(6%)
% of EOP Loans	2.06%	1.84%	1.84%	1.84%	1.71%	1.57%	1.68%
Number of Branches:
North America (excluding Mexico)	2,597	2,446	2,450	2,452	2,452	2,452	2,450	—
Mexico	162	162	174	190	217	233	255	47%

Total	2,759	2,608	2,624	2,642	2,669	2,685	2,705	3%

(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

For your convenience, an excerpt from our 2005 third quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com

—
In Japan, income growth was primarily driven by lower expenses and continued credit improvement. During the quarter, 66 new automated loan machines were added.

—
Outside of Japan, 21% revenue growth was partially offset by increased investment spending, which led to the opening of 58 new branches during the quarter, including 43 in Asia. Over the last 12 months, 211 new branches were opened, including 120 in Asia.

—
Average loans increased 3%, reflecting a decline in Japan of 7% and growth outside of Japan of 15%.

—
The NCL ratio improved by 51 basis points to 6.01%. Credit costs include a $14 million pre-tax charge to standardize loan write-off policies in EMEA with the global write-off policy.

—
Income decline also reflects the absence of a $24 million pre-tax unallocated loan loss reserve release recorded in the third quarter of 2004.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$853	$871	$878	$915	$905	$918	$903	3%	$2,602	$2,726	5%
Total Operating Expenses	336	337	341	384	413	354	369	8%	1,014	1,136	12%
Net Credit Losses	341	342	345	338	311	317	328	(5%)	1,028	956	(7%)
Specific and Unallocated Credit Reserve Build/(Release)	—	—	(25)	—	—	1	(9)	64%	(25)	(8)	68%
Provision for Benefits & Claims	1	1	—	—	(1)	(1)	—	—	2	(2)	NM

Total Provisions for Benefits, Claims and Loan Losses	342	343	320	338	310	317	319	—	1,005	946	(6%)

Income Before Taxes	175	191	217	193	182	247	215	(1%)	583	644	10%
Income Taxes	52	54	68	54	53	78	72	6%	174	203	17%

Net Income	$123	$137	$149	$139	$129	$169	$143	(4%)	$409	$441	8%

Average Assets (in billions of dollars)	$26	$25	$25	$26	$26	$25	$25	—	$25	$25	—
Return on Assets	1.90%	2.20%	2.37%	2.13%	2.01%	2.71%	2.27%		2.19%	2.36%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$6.8	$6.8	$7.2	$8.1	$8.3	$8.2	$8.0	11%	$6.9	$8.1	17%
Personal loans	12.3	12.1	12.0	12.8	12.8	12.7	12.6	5%	12.1	12.7	5%
Auto	1.4	1.2	1.0	0.9	0.8	0.6	0.5	(50%)	1.2	0.7	(42%)
Sales finance and other	1.3	0.8	0.8	0.9	0.8	0.7	0.6	(25%)	1.0	0.7	(30%)

Total	$21.8	$20.9	$21.0	$22.7	$22.7	$22.2	$21.7	3%	$21.2	$22.2	5%

Average Yield	17.42%	17.88%	17.82%	17.64%	17.63%	18.23%	18.12%
Average Net Interest Margin	15.35%	16.33%	16.02%	15.66%	15.70%	16.01%	15.74%
Net Credit Margin (NCM)(1)	$512	$529	$533	$577	$594	$601	$575	8%	$1,574	$1,770	12%
NCM as a % of Average Loans	9.45%	10.18%	10.10%	10.11%	10.61%	10.86%	10.51%		9.92%	10.66%
Net Credit Loss Ratio	6.31%	6.57%	6.52%	5.92%	5.59%	5.73%	6.01%
Loans 90+ Days Past Due (in millions of dollars)	$538	$504	$459	$489	$476	$472	$463	1%
% of EOP Loans	2.47%	2.38%	2.17%	2.13%	2.13%	2.17%	2.14%
Number of Sales Points:
Japan Branches	530	530	529	405	405	405	392	(26%)
Japan Automated Loan Machines	382	380	419	512	523	588	654	56%

Total Japan	912	910	948	917	928	993	1,046	10%
EMEA Branches	199	228	234	252	264	277	282	21%
Asia (excluding Japan) Branches	119	146	173	196	224	250	293	69%
Latin America Branches	92	93	103	116	118	128	138	34%

Total	1,322	1,377	1,458	1,481	1,534	1,648	1,759	21%

Japan:
Average Loans (in billions of dollars)	$11.9	$11.4	$10.8	$11.2	$10.9	$10.5	$10.0	(7%)
Net Credit Loss Ratio	10.08%	10.45%	10.99%	10.36%	9.25%	9.68%	9.77%
Net Income (in millions of dollars)	$81	$88	$95	$98	$122	$137	$122	28%	$264	$381	44%

(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,381	$4,514	$4,661	$4,733	$5,011	$4,873	$5,070	9%	$13,556	$14,954	10%
Total Operating Expenses	2,326	2,503	2,558	2,724	2,731	2,713	2,635	3%	7,387	8,079	9%
Net Credit Losses	205	207	219	276	218	221	1,320	NM	631	1,759	NM
Specific and Unallocated Credit Reserve Build / (Release)	(19)	(138)	(188)	(104)	(23)	14	(596)	NM	(345)	(605)	(75%)
Provision for Benefits & Claims	182	182	182	191	180	173	189	4%	546	542	(1%)

Total Provisions for Benefits, Claims and Loan Losses	368	251	213	363	375	408	913	NM	832	1,696	NM

Income Before Taxes and Minority Interest	1,687	1,760	1,890	1,646	1,905	1,752	1,522	(19%)	5,337	5,179	(3%)
Income Taxes	504	554	605	459	584	497	394	(35%)	1,663	1,475	(11%)
Minority Interest, Net of Tax	15	14	14	14	12	14	17	21%	43	43	—

Net Income	$1,168	$1,192	$1,271	$1,173	$1,309	$1,241	$1,111	(13%)	$3,631	$3,661	1%

Average Assets (in billions of dollars)	$243	$264	$279	$290	$298	$310	$318	14%	$262	$309	18%
Return on Assets	1.93%	1.82%	1.81%	1.61%	1.78%	1.61%	1.39%		1.85%	1.58%
Average Risk Capital	$13,144	$13,345	$13,931	$14,500	$15,241	$15,876	$15,905	14%	$13,473	$15,674	16%
Return on Risk Capital	36%	36%	36%	32%	35%	31%	28%		36%	31%
Return on Invested Capital	17%	17%	18%	16%	18%	16%	14%		17%	16%
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America	$112.2	$115.7	$116.9	$118.0	$120.6	$125.8	$127.9	9%	$115.0	$124.7	8%
Bank Deposit Program Balances(1)	41.8	41.7	41.4	41.4	42.3	41.4	41.3	—	41.6	41.7	—

Total North America	154.0	157.4	158.3	159.4	162.9	167.2	169.2	7%	156.6	166.4	6%
International	96.3	102.1	104.9	109.6	112.6	110.9	112.6	7%	101.1	112.1	11%

Total	$250.3	$259.5	$263.2	$269.0	$275.5	$278.1	$281.8	7%	$257.7	$278.5	8%

Average Loans (in billions of dollars):
North America	$121.9	$127.8	$134.1	$143.3	$150.1	$160.2	$167.1	25%	$127.9	$159.1	24%
North America—Liquidating	6.3	5.9	5.4	5.3	2.4	0.8	0.6	(89%)	5.9	1.3	(78%)
International	38.2	45.8	50.5	53.9	54.6	54.3	54.5	8%	44.8	54.5	22%

Total	$166.4	$179.5	$190.0	$202.5	$207.1	$215.3	$222.2	17%	$178.6	$214.9	20%

Net Interest Revenue	$2,602	$2,666	$2,792	$2,905	$2,867	$2,951	$2,843	1%	$8,117	$8,697	7%
Net Credit Loss Ratio—Consumer	0.49%	0.51%	0.47%	0.46%	0.46%	0.39%	2.86%
Net Credit Loss Ratio—Commercial Business	0.51%	0.31%	0.43%	0.89%	0.28%	0.52%	0.07%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$3,698	$3,576	$3,907	$4,094	$3,992	$3,818	$2,650	(32%)
% of EOP Loans	2.86%	2.46%	2.53%	2.47%	2.30%	2.13%	1.43%
Cash Basis Loans—Commercial Business (in millions of dollars)	$1,213	$1,173	$1,000	$735	$593	$495	$566	(43%)
% of EOP Loans	3.11%	2.96%	2.55%	1.78%	1.56%	1.29%	1.40%
EOP Accounts (in millions):
North America	30.8	31.2	32.6	32.6	32.4	34.2	40.8	25%
International	18.1	23.9	24.2	24.1	24.5	25.0	25.5	5%

Total	48.9	55.1	56.8	56.7	56.9	59.2	66.3	17%

Branches:
Citibanking North America	779	775	776	775	883	885	884	14%
Mexico	1,357	1,347	1,347	1,349	1,346	1,334	1,335	(1%)
International	868	1,110	1,118	1,129	1,144	1,196	1,201	7%

Total	3,004	3,232	3,241	3,253	3,373	3,415	3,420	6%

Investment AUM's (in billions):
North America	$91.7	$90.8	$92.4	$97.4	$97.1	$100.3	$104.7	13%
International	55.4	59.8	63.1	67.4	68.5	69.9	80.5	28%

Total	$147.1	$150.6	$155.5	$164.8	$165.6	$170.2	$185.2	19%

(1)
The Bank Deposit Program balances are generated from the Smith Barney channel (Global Wealth Management segment) and the funds are managed by Citibanking North America.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2005 third quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com

—
Results reflect growth in average customer deposits and loans of 7% and 20%, respectively, which was partially offset by continuing spread compression and the absence of previously sold portfolios in the commercial business. Loan growth reflected an increase in prime home finance average loans of 31%, as well as strong growth in retail distribution, commercial business core loans, and Mexico.
—
Mexico retail banking revenue and income increased significantly as deposits grew 11% and loans increased 26%.
—
Credit conditions remained favorable.
—
Commercial Business results include a $185 million pre-tax benefit due to settlement of litigation related to the purchase of Copelco in 2000.
—
Income growth includes the impact of a $60 million pre-tax charge related to Hurricane Katrina and the absence of a $164 million pre-tax unallocated loan loss reserve release recorded in the third quarter of 2004. Results in Mexico include a $66 million tax benefit from provisions of the Homeland Investment Act and a $79 million after-tax benefit due to a Value Added Tax refund in Mexico.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Retail Distribution	$751	$777	$786	$751	$853	$767	$755	(4%)	$2,314	$2,375	3%
Commercial Business	474	619	620	582	678	491	649	5%	1,713	1,818	6%
Prime Home Finance	442	312	414	339	492	503	470	14%	1,168	1,465	25%
Student Loans	149	149	151	163	132	176	173	15%	449	481	7%
Primerica Financial Services	531	529	532	549	551	540	550	3%	1,592	1,641	3%

Total North America, excluding Mexico	2,347	2,386	2,503	2,384	2,706	2,477	2,597	4%	7,236	7,780	8%
Mexico	606	608	635	722	647	705	738	16%	1,849	2,090	13%

Total Revenues, Net of Interest Expense	2,953	2,994	3,138	3,106	3,353	3,182	3,335	6%	9,085	9,870	9%
Total Operating Expenses	1,568	1,724	1,762	1,825	1,729	1,773	1,692	(4%)	5,054	5,194	3%
Net Credit Losses	72	71	64	113	54	91	54	(16%)	207	199	(4%)
Specific and Unallocated Credit Reserve Build / (Release)	(18)	(148)	(180)	(109)	(8)	(109)	58	NM	(346)	(59)	83%
Provision for Benefits & Claims	180	180	181	190	178	173	189	4%	541	540	—

Total Provisions for Benefits, Claims and Loan Losses	234	103	65	194	224	155	301	NM	402	680	69%

Income Before Taxes and Minority Interest	1,151	1,167	1,311	1,087	1,400	1,254	1,342	2%	3,629	3,996	10%
Income Taxes	342	368	424	316	435	353	343	(19%)	1,134	1,131	—
Minority Interest, Net of Tax	15	14	14	15	13	16	17	21%	43	46	7%

Net Income	$794	$785	$873	$756	$952	$885	$982	12%	$2,452	$2,819	15%

Net Income by Business:
Retail Distribution	$133	$125	$130	$127	$184	$114	$110	(15%)	$388	$408	5%
Commercial Business	161	190	259	155	252	134	222	(14%)	610	608	—
Prime Home Finance	183	147	157	108	189	204	154	(2%)	487	547	12%
Student Loans	58	56	55	58	52	62	62	13%	169	176	4%
Primerica Financial Services	137	131	136	140	134	136	136	—	404	406	—

Total North America, excluding Mexico	672	649	737	588	811	650	684	(7%)	2,058	2,145	4%
Mexico	122	136	136	168	141	235	298	NM	394	674	71%

Total Net Income	$794	$785	$873	$756	$952	$885	$982	12%	$2,452	$2,819	15%

KEY INDICATORS:
Net Interest Revenue	$1,721	$1,713	$1,797	$1,827	$1,793	$1,864	$1,756	(3%)	$5,299	$5,455	3%
Net Credit Loss Ratio—Consumer	0.11%	0.18%	0.09%	0.13%	0.15%	0.14%	0.15%
Net Credit Loss Ratio—Commercial Business	0.51%	0.30%	0.44%	0.86%	0.13%	0.52%	0.06%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$2,163	$2,054	$2,473	$2,515	$2,469	$2,377	$2,333	(6%)
% of EOP Loans	2.30%	2.03%	2.29%	2.18%	2.00%	1.83%	1.71%
Cash Basis Loans—Commercial Business (in millions of dollars)	$1,135	$1,094	$957	$701	$560	$464	$533	(44%)
% of EOP Loans	3.15%	3.23%	2.74%	1.93%	1.67%	1.37%	1.47%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)
KEY INDICATORS (continued):
Retail Distribution—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$60.8	$63.0	$64.0	$63.9	$65.6	$66.4	$65.1	2%
Time Deposits, CDs and Other	11.9	11.2	10.7	10.6	10.9	12.6	13.2	23%

Total Branch Deposits	72.7	74.2	74.7	74.5	76.5	79.0	78.3	5%
Smith Barney Bank Deposit Program (1)	41.8	41.7	41.4	41.4	42.3	41.4	41.3	—

Total Deposits	$114.5	$115.9	$116.1	$115.9	$118.8	$120.4	$119.6	3%

Investment AUMs (EOP)	$40.0	$40.1	$40.5	$42.6	$41.9	$42.6	$43.6	8%
Average Loans	$7.1	$7.4	$7.6	$8.0	$8.3	$8.5	$8.8	16%
Commercial Business—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$13.1	$13.3	$13.1	$13.5	$13.4	$15.3	$17.0	30%
Time Deposits, CDs and Other	1.0	1.1	1.2	1.5	1.7	1.6	1.6	33%

Total Deposits	$14.1	$14.4	$14.3	$15.0	$15.1	$16.9	$18.6	30%

Average Loans	$26.9	$26.6	$26.3	$26.8	$27.3	$30.5	$30.9	17%
Average Loans—Liquidating	6.3	5.9	5.4	5.3	2.4	0.8	0.6	(89%)

Average Loans—Total (2)	$33.2	$32.5	$31.7	$32.1	$29.7	$31.3	$31.5	(1%)

Prime Home Finance—Balances (in billions of dollars)
Average Loans	$60.2	$66.5	$72.2	$78.1	$82.4	$87.9	$94.4	31%
Originations	$22.0	$29.2	$22.9	$25.0	$24.0	$30.8	$33.5	46%
Third Party Mortgage Servicing Portfolio (EOP)	$174.5	$170.1	$297.5	$291.3	$288.8	$287.2	$293.5	(1%)
Net Servicing & Gain/(Loss) on Sale	$107.1	$(84.0)	$25.8	$(48.5)	$82.3	$82.3	$51.9	NM
Student Loans—Balances (in billions of dollars):
Average Loans (3)	$24.5	$24.5	$25.2	$25.9	$26.8	$27.3	$26.8	6%
Originations	$2.2	$1.0	$2.6	$2.0	$2.5	$1.6	$3.8	46%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$510.7	$522.0	$534.2	$545.4	$553.1	$562.7	$572.4	7%
Loan Volumes (in millions of dollars) (4)	$749.3	$1,104.0	$961.0	$987.0	$972.8	$963.6	$1,099.9	14%
Mutual Fund / UIT Sales at NAV (in millions of dollars)	$927	$861	$768	$769	$903	$865	$798	4%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$296	$263	$258	$278	$328	$271	$283	10%
Investment AUMs (EOP)	$25.5	$25.7	$25.7	$27.9	$27.5	$28.0	$29.3	14%
Mexico—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$12.3	$11.8	$12.0	$12.4	$12.9	$12.9	$13.7	14%
Time Deposits, CDs and Other	9.0	9.6	9.2	9.5	10.0	10.3	9.9	8%

Total Deposits	$21.3	$21.4	$21.2	$21.9	$22.9	$23.2	$23.6	11%

Investment AUMs (EOP)	$26.2	$25.0	$26.2	$26.9	$27.7	$29.7	$31.8	21%
Average Loans	$6.3	$6.2	$6.2	$6.9	$7.3	$7.6	$7.8	26%
North America Retail Banking (including Mexico, in billions of dollars)
Total Average Deposits	$154.0	$157.4	$158.3	$159.4	$162.9	$167.2	$169.2	7%
Total Average Loans	$128.2	$133.7	$139.5	$148.6	$152.5	$161.0	$167.7	20%
Total Investment Product Sales (5)	$5.5	$4.7	$4.7	$5.1	$6.2	$5.8	$6.7	43%
Total Investment AUMs (EOP)	$91.7	$90.8	$92.4	$97.4	$97.1	$100.3	$104.7	13%
Total EOP Accounts (in millions)	30.8	31.2	32.6	32.6	32.4	34.2	40.8	25%
Checking Accounts (in millions)	11.7	11.8	11.8	11.8	11.4	11.7	12.1	3%

(1)
The Bank Deposit Program balances are generated from the Smith Barney channel (Global Wealth Management segment) and the funds are managed by Citibanking North America.

(2)
In the 2004 second quarter, approximately $2.0 billion of operating leases were reclassified from loans to other assets.

(3)
Includes approximately $2 billion of Loans Held for Sale each quarter.

(4)
Represents loan products marketed by Primerica Financial Services; the receivables are primarily reflected in the assets of Consumer Finance.

(5)
Investment product sales include mutual funds, annuities, structured notes, brokerage activity and other investment products.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2005 third quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com

—
Revenue growth was driven by increased deposits and loans, up 7% and 8%, respectively, due to improved deposit product spreads and higher sales of investment products.
—
Expenses include continued investment spending, with 11 new branch openings during the quarter. New branch openings or acquisitions totaled 97 over the last 12 months.
—
Credit costs include a $476 million pre-tax charge to standardize loan write-off policies in EMEA with the global write-off policy.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
EMEA	$685	$722	$687	$765	$766	$786	$784	14%	$2,094	$2,336	12%
Japan	125	119	113	114	121	116	119	5%	357	356	—
Asia (excluding Japan)	467	540	574	583	610	623	648	13%	1,581	1,881	19%
Latin America	151	139	149	165	161	166	184	23%	439	511	16%

Total Revenues, Net of Interest Expense	1,428	1,520	1,523	1,627	1,658	1,691	1,735	14%	4,471	5,084	14%
Total Operating Expenses	758	779	796	899	1,002	940	943	18%	2,333	2,885	24%
Net Credit Losses	133	136	155	163	164	130	1,266	NM	424	1,560	NM
Specific and Unallocated Credit Reserve Build / (Release)	(1)	10	(8)	5	(15)	123	(654)	NM	1	(546)	NM
Provision for Benefits & Claims	2	2	1	1	2	—	—	(100%)	5	2	(60%)

Total Provisions for Benefits, Claims and Loan Losses	134	148	148	169	151	253	612	NM	430	1,016	NM

Income Before Taxes and Minority Interest	536	593	579	559	505	498	180	(69%)	1,708	1,183	(31%)
Income Taxes and Minority Interest	162	186	181	142	148	142	51	(72%)	529	341	(36%)

Net Income	$374	$407	$398	$417	$357	$356	$129	(68%)	$1,179	$842	(29%)

Net Income (loss) by Region:
EMEA	$132	$151	$90	$138	$94	$72	$(191)	NM	$373	$(25)	NM
Japan	40	37	43	35	36	34	30	(30%)	120	100	(17%)
Asia (excluding Japan)	171	191	214	207	201	211	252	18%	576	664	15%
Latin America	31	28	51	37	26	39	38	(25%)	110	103	(6%)

Total	$374	$407	$398	$417	$357	$356	$129	(68%)	$1,179	$842	(29%)

KEY INDICATORS:
Net Interest Revenue	$881	$953	$995	$1,078	$1,074	$1,087	$1,087	10%	$2,818	$3,242	15%
Net Credit Loss Ratio—Consumer	1.48%	1.28%	1.33%	1.21%	1.20%	1.01%	9.99%
Net Credit Loss Ratio—Commercial Business	0.45%	0.42%	0.33%	1.05%	1.38%	0.47%	0.15%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$1,535	$1,522	$1,434	$1,579	$1,523	$1,441	$317	(78%)
% of EOP Loans	4.35%	3.46%	3.08%	3.15%	3.05%	2.92%	0.65%
Cash Basis Loans—Commercial Business (in millions of dollars)	$78	$79	$43	$34	$33	$31	$33	(23%)
% of EOP Loans	2.60%	1.38%	0.99%	0.71%	0.73%	0.69%	0.77%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 2

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)
KEY INDICATORS (Continued):
International—Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$51.4	$54.7	$55.4	$58.2	$59.6	$58.1	$56.9	3%
Time Deposits, CDs and Other	44.9	47.4	49.5	51.4	53.0	52.8	55.7	13%

Total Average Deposits	$96.3	$102.1	$104.9	$109.6	$112.6	$110.9	$112.6	7%

Investment Sales	$10.2	$9.7	$8.8	$9.8	$11.3	$10.4	$11.7	33%
Investment AUMs (EOP)	$55.4	$59.8	$63.1	$67.4	$68.5	$69.9	$80.5	28%
Average Customer Deposits by Region (in billions of dollars):
EMEA	$23.9	$24.1	$23.9	$25.5	$26.0	$25.3	$26.7	12%
Japan	22.6	21.7	21.6	21.9	21.8	21.1	21.3	(1%)
Asia (excluding Japan)	43.2	49.6	52.5	55.3	57.8	57.4	57.6	10%
Latin America	6.6	6.7	6.9	6.9	7.0	7.1	7.0	1%

Total	$96.3	$102.1	$104.9	$109.6	$112.6	$110.9	$112.6	7%

Average Loans by Type (in billions of dollars):
Mortgages	$12.5	$16.4	$19.1	$20.2	$20.7	$20.9	$20.9	9%
Auto	2.4	2.4	2.5	2.5	2.4	2.4	2.2	(12%)
Personal	18.8	20.6	21.3	23.1	23.2	22.9	22.9	8%
Commercial Markets	3.0	4.7	5.3	5.0	4.5	4.5	4.3	(19%)
Other	1.5	1.7	2.3	3.1	3.8	3.6	4.2	83%

Total	$38.2	$45.8	$50.5	$53.9	$54.6	$54.3	$54.5	8%

Average Loans by Region (in billions of dollars):
EMEA	$18.0	$18.1	$18.4	$19.5	$19.2	$18.7	$18.5	1%
Japan	0.3	0.3	0.3	0.3	0.3	0.2	0.7	NM
Asia (excluding Japan)	19.0	26.6	31.0	33.3	34.3	34.6	34.4	11%
Latin America	0.9	0.8	0.8	0.8	0.8	0.8	0.9	13%

Total	$38.2	$45.8	$50.5	$53.9	$54.6	$54.3	$54.5	8%

EOP Accounts by Region (in billions of dollars):
EMEA	$7.9	$8.0	$8.1	$8.3	$8.4	$8.6	$8.7	7%
Japan	2.2	2.2	2.1	2.1	2.1	2.1	2.1	—
Asia (excluding Japan)	5.8	11.5	11.8	11.4	11.7	11.9	12.2	3%
Latin America	2.2	2.2	2.2	2.3	2.3	2.4	2.5	14%

Total	$18.1	$23.9	$24.2	$24.1	$24.5	$25.0	$25.5	5%

Branches by Region:
EMEA	596	599	604	606	612	619	618	2%
Japan	25	25	25	25	25	25	25	—
Asia (excluding Japan)	106	341	342	347	354	394	396	16%
Latin America	141	145	147	151	153	158	162	10%

Total	868	1,110	1,118	1,129	1,144	1,196	1,201	7%

NM Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
INCOME STATEMENT
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenues:
Commissions and Fees	$586	$485	$460	$515	$601	$545	$595	29%	$1,531	$1,741	14%
Asset Management and Administration Fees	610	630	624	677	696	701	695	11%	1,864	2,092	12%
Investment Banking	830	917	793	1,016	805	870	973	23%	2,540	2,648	4%
Principal Transactions	963	728	228	608	1,533	572	2,041	NM	1,919	4,146	NM
Other	257	1,016	472	321	253	446	214	(55%)	1,745	913	(48%)

Total Non-Interest Revenues	3,246	3,776	2,577	3,137	3,888	3,134	4,518	75%	9,599	11,540	20%
Net Interest and Dividends	2,228	2,291	2,203	2,328	2,149	2,022	1,916	(13%)	6,722	6,087	(9%)

Total Revenues, Net of Interest Expense	5,474	6,067	4,780	5,465	6,037	5,156	6,434	35%	16,321	17,627	8%

Non-Interest Expenses:
Compensation and Benefits	1,905	1,959	1,657	2,139	2,227	1,894	2,463	49%	5,521	6,584	19%
Other Operating and Administrative Expenses	1,115	9,190	1,398	1,167	1,441	1,474	1,393	—	11,703	4,308	(63%)

Total Non-Interest Expenses	3,020	11,149	3,055	3,306	3,668	3,368	3,856	26%	17,224	10,892	(37%)
Provision for Loan Losses	(60)	(347)	(405)	(163)	(56)	(114)	(57)	86%	(812)	(227)	72%
Provision for Unfunded Lending Commitments	—	—	—	—	—	100	100	—	—	200	—

Total Provision for Credit Losses	(60)	(347)	(405)	(163)	(56)	(14)	43	NM	(812)	(27)	97%

Income (Loss) Before Taxes and Minority Interest	2,514	(4,735)	2,130	2,322	2,425	1,802	2,535	19%	(91)	6,762	NM
Income Taxes (Benefits)	790	(1,950)	634	622	735	420	704	11%	(526)	1,859	NM
Minority Interest, Net of Tax	16	20	44	13	11	10	34	(23%)	80	55	(31%)

Net Income (Loss)	$1,708	$(2,805)	$1,452	$1,687	$1,679	$1,372	$1,797	24%	$355	$4,848	NM

Pre-tax Profit Margin	45.9%	(78.0%)	44.6%	42.5%	40.2%	34.9%	39.4%		(0.6%)	38.4%
Compensation and Benefits Expenses as a Percent of Net Revenues(1)(2)	34.8%	35.7%	34.7%	39.1%	32.9%	36.7%	38.3%		35.1%	36.0%
Non-Compensation Expenses as a Percent of Net Revenues(1)	20.4%	167.6%	29.2%	21.4%	23.9%	28.6%	21.7%		74.4%	24.4%

(1)
The 2004 second quarter period excludes revenue of $584 million related to the gain on Samba.

(2)
The 2005 first quarter period excludes Expenses of $243 million related to the repositioning of certain CIB businesses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
CIB REVENUE DETAILS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenue Details:
Investment Banking Revenue:
Advisory and Other Fees	$203	$233	$204	$287	$256	$264	$333	63%	$640	$853	33%
Equity Underwriting	302	253	205	348	269	254	298	45%	760	821	8%
Debt Underwriting	498	544	557	588	500	514	568	2%	1,599	1,582	(1%)
Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(115)	(63)	(60)	(78)	(95)	(74)	(79)	(32%)	(238)	(248)	(4%)
Debt Underwriting	(32)	(27)	(18)	(22)	(22)	(27)	(36)	(100%)	(77)	(85)	(10%)

Total Investment Banking Revenue	856	940	888	1,123	908	931	1,084	22%	2,684	2,923	9%
Lending	439	522	504	521	510	543	531	5%	1,465	1,584	8%
Equity Markets	747	519	490	552	707	728	872	78%	1,756	2,307	31%
Fixed Income Markets	2,504	2,537	1,816	2,291	2,916	1,827	2,770	53%	6,857	7,513	10%
Other Capital Markets and Banking	(15)	(23)	35	(140)	(142)	(64)	(70)	NM	(3)	(276)	NM

Total Capital Markets and Banking Revenues(1)	4,531	4,495	3,733	4,347	4,899	3,965	5,187	39%	12,759	14,051	10%

Transaction Services	942	987	1,045	1,104	1,137	1,191	1,246	19%	2,974	3,574	20%
Other(2)	1	585	2	14	1	—	1	(50%)	588	2	(100%)

Total CIB Revenues	$5,474	$6,067	$4,780	$5,465	$6,037	$5,156	$6,434	35%	$16,321	$17,627	8%

(1)
Capital Markets and Banking revenues reflect Citigroup's portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Capital Markets and Banking to conform to the GAAP presentation.

(2)
The 2004 second quarter includes a $584 million gain related to the sale of Samba.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
CAPITAL MARKETS AND BANKING
(In millions of dollars)

For your convenience, an excerpt from our 2005 third quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com

—
Fixed income markets revenues increased 53%, driven by strong performance in interest rate products, foreign exchange, and commodities.
—
Equity markets revenues increased 78%, driven by improved performance and growth in cash trading, alternative execution, and derivatives products.
—
Investment banking revenues increased 22%, driven by a 63% increase in advisory fees, which reflected strong growth in completed M&A transactions, and 45% growth in equity underwriting.
—
Credit costs increased $375 million, reflecting a $143 million pre-tax charge to increase loan loss reserves and the absence of a $202 million pre-tax unallocated loan loss reserve release recorded in the third quarter of 2004. The increase in loan loss reserves primarily reflects growth in unfunded commitments to corporate clients and weakness in auto credits.
—
Results also include a $70 million tax benefit from provisions of the Homeland Investment Act.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,531	$4,495	$3,733	$4,347	$4,899	$3,965	$5,187	39%	$12,759	$14,051	10%
Total Operating Expenses	2,354	2,537	2,344	2,724	2,859	2,585	3,134	34%	7,235	8,578	19%
Provision for Loan Losses	(26)	(276)	(335)	(140)	(46)	(116)	(55)	84%	(637)	(217)	66%
Provision for Unfunded Lending Commitments	—	—	—	—	—	96	95	—	—	191	—

Total Provision for Credit Losses	(26)	(276)	(335)	(140)	(46)	(20)	40	NM	(637)	(26)	96%

Income Before Taxes and Minority Interest	2,203	2,234	1,724	1,763	2,086	1,400	2,013	17%	6,161	5,499	(11%)
Income Taxes	711	713	522	494	637	347	555	6%	1,946	1,539	(21%)
Minority Interest, Net of Tax	15	19	43	12	10	10	34	(21%)	77	54	(30%)

Net Income	$1,477	$1,502	$1,159	$1,257	$1,439	$1,043	$1,424	23%	$4,138	$3,906	(6%)

Average Risk Capital	$15,019	$17,470	$19,081	$19,094	$19,344	$19,694	$20,143	6%	$17,190	$19,727	15%
Return on Risk Capital	40%	35%	24%	26%	30%	21%	28%		32%	26%
Return on Invested Capital	31%	27%	19%	20%	23%	16%	21%		25%	20%
Investment Banking
Global Debt, Equity and Equity-related Underwriting:
Global Volume(1)	$172,645	$120,179	$128,821	$118,298	$151,059	$147,613	$127,166	(1%)	$421,645	$425,838	1%
Global Market Share	10.1%	8.7%	9.6%	8.8%	8.9%	8.8%	8.9%		9.5%	8.9%
Rank	1	1	1	1	1	1	1		1	1
U.S. Volume(1)	$121,893	$81,326	$98,019	$78,966	$93,280	$104,941	$91,639	(7%)	$301,238	$289,860	(4%)
U.S. Market Share	12.4%	10.0%	11.7%	9.8%	10.2%	10.7%	9.9%		11.3%	10.8%
Rank	1	1	1	1	1	1	1		1	1

(1)
Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
TRANSACTION SERVICES
(In millions of dollars)

For your convenience, an excerpt from our 2005 third quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com

—
Record revenues and net income were driven by higher customer volumes, reflecting increased liability balances held on behalf of customers, up 21%, assets under custody, up 15%, and the positive impact of rising short-term interest rates.
—
Expenses increased 14%, reflecting the impact of new product introductions and higher business volumes. Operating margin grew from 32% to 35%.
—
Credit costs increased $76 million and reflect a $7 million pre-tax charge to increase loan loss reserves, and the absence of a $48 million pre-tax unallocated loan loss reserve release recorded in the third quarter of 2004.
—
Results also include a $26 million tax benefit from provisions of the Homeland Investment Act.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$942	$987	$1,045	$1,104	$1,137	$1,191	$1,246	19%	$2,974	$3,574	20%
Total Operating Expenses	659	693	712	782	803	780	809	14%	2,064	2,392	16%
Provision for Loan Losses	(34)	(71)	(70)	(23)	(13)	2	1	NM	(175)	(10)	94%
Provision for Unfunded Lending Commitments	—	—	—	—	—	4	5	—	—	9	—

Total Provision for Credit Losses	(34)	(71)	(70)	(23)	(13)	6	6	NM	(175)	(1)	99%

Income Before Taxes and Minority Interest	317	365	403	345	347	405	431	7%	1,085	1,183	9%
Income Taxes	82	103	117	83	102	117	104	(11%)	302	323	7%

Net Income	$235	$262	$286	$262	$245	$288	$327	14%	$783	$860	10%

Average Risk Capital	$1,263	$1,340	$1,462	$1,454	$1,435	$1,403	$1,240	(15%)	$1,355	$1,359	—
Return on Risk Capital	75%	79%	78%	72%	69%	82%	105%		77%	85%
Return on Invested Capital	47%	48%	47%	43%	40%	46%	56%		47%	47%
Revenue Details:
Cash Management	$522	$558	$618	$647	$658	$694	$729	18%	$1,698	$2,081	23%
Securities Services	279	286	277	307	336	348	363	31%	842	1,047	24%
Trade	141	143	150	150	143	149	154	3%	434	446	3%

Total Revenues, Net of Interest Expense	$942	$987	$1,045	$1,104	$1,137	$1,191	$1,246	19%	$2,974	$3,574	20%

Liability Balances (Average in billions)	$111	$113	$121	$138	$139	$141	$147	21%
Assets Under Custody (EOP in trillions)	$6.6	$7.0	$7.3	$7.9	$8.0	$8.0	$8.4	15%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SMITH BARNEY
(In millions of dollars)

For your convenience, an excerpt from our 2005 third quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com

—
Revenue growth reflects a 15% increase in fee-based revenues and 10% growth in transactional revenues.

—
Assets under fee-based management increased 17% to $258 billion. Net flows were $5 billion for the quarter.

—
The pre-tax margin of 21% declined from the prior quarter, reflecting increased legal expenses.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$851	$854	$854	$874	$911	$956	$986	15%	$2,559	$2,853	11%
Commissions and Other Transactional Revenue	881	728	674	769	758	691	742	10%	2,283	2,191	(4%)

Total Revenues, Net of Interest Expense	1,732	1,582	1,528	1,643	1,669	1,647	1,728	13%	4,842	5,044	4%

Total Operating Expenses	1,320	1,235	1,204	1,257	1,351	1,252	1,366	13%	3,759	3,969	6%
Provision for Loan Losses	—	—	—	—	—	4	7	—	—	11	—

Income Before Taxes	412	347	324	386	318	391	355	10%	1,083	1,064	(2%)
Income Taxes	160	136	126	156	121	152	128	2%	422	401	(5%)

Net Income	$252	$211	$198	$230	$197	$239	$227	15%	$661	$663	—

Pretax Profit Margin	24%	22%	21%	23%	19%	24%	21%		22%	21%
Average Risk Capital	$1,288	$1,290	$1,110	$935	$876	$927	$958	(14%)	$1,229	$920	(25%)
Return on Risk Capital	79%	66%	71%	98%	91%	103%	94%		72%	96%
Return on Invested Capital	60%	50%	52%	69%	63%	73%	67%		54%	68%
Financial Consultants	12,037	12,094	12,096	12,138	12,189	12,150	12,111	—
Annualized Revenue per FC (000)	$576	$529	$501	$538	$556	$538	$565	13%
Branch offices	528	526	526	524	522	518	517	(2%)
Assets (in billions of dollars):
Total Client Assets	$925	$924	$920	$978	$969	$987	$1,015	10%
Net Client Asset Flows	$6	$5	$3	$10	$13	$5	$5	67%
Client Assets Under Fee-Based Management:
Consulting Group and Internally Managed Accounts	$144	$146	$145	$156	$155	$159	$168	16%
Financial Consultant Managed Accounts	76	76	76	84	84	86	90	18%

Total Smith Barney	$220	$222	$221	$240	$239	$245	$258	17%

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
PRIVATE BANK
(In millions of dollars)

For your convenience, an excerpt from our 2005 third quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com

—
Results reflect wind-down of the Japan business, which recorded a net loss of $29 million. Japan revenue and net income declined $46 million and $32 million, respectively, from the third quarter of 2004.
—
Excluding Japan, revenues increased 2%, as growth in customer volumes was offset by net interest margin compression.
—
Excluding the net loss in Japan, income declined 19%, as revenue growth was offset by investment spending on front office sales and support.
—
Client business volumes rose 3% to $218 billion, led by 15% growth in the U.S. and 10% growth in EMEA. Assets under fee-based management grew 6%.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$573	$505	$482	$484	$504	$453	$446	(7%)	$1,560	$1,403	(10%)
Total Operating Expenses (1)	339	286	292	733	339	334	307	5%	917	980	7%
Provision for Loan Losses	4	(1)	(7)	(1)	(16)	(4)	23	NM	(4)	3	NM

Income (Loss) Before Taxes	230	220	197	(248)	181	123	116	(41%)	647	420	(35%)
Income Taxes (Benefits)	71	68	61	(119)	59	40	37	(39%)	200	136	(32%)

Net Income (Loss)(1)	$159	$152	$136	$(129)	$122	$83	$79	(42%)	$447	$284	(36%)

Pretax Profit Margin	40%	44%	41%	(51%)	36%	27%	26%		41%	30%
Average Risk Capital	$688	$727	$761	$828	$1,117	$1,165	$1,195	57%	$725	$1,159	60%
Return on Risk Capital	93%	84%	71%	(62%)	44%	29%	26%		82%	33%
Return on Invested Capital	91%	82%	69%	(63%)	42%	26%	24%		80%	31%
Client Business Volumes (in billions of dollars):
Client Assets Under Fee-Based Management	$44	$44	$49	$52	$52	$52	$52	6%
Banking and Fiduciary Deposits	45	46	47	49	46	46	46	(2%)
Investment Finance	38	40	41	42	42	43	40	(2%)
Other, Principally Custody Accounts	75	73	75	81	81	79	80	7%

Total Client Business Volumes	$202	$203	$212	$224	$221	$220	$218	3%

Revenues:
Recurring Fee-Based and Net Interest Revenues (2)	$396	$375	$391	$394	$401	$352	$359	(8%)	$1,162	$1,112	(4%)
Transactional Revenues	177	130	91	90	103	101	87	(4%)	398	291	(27%)

Total Revenues	$573	$505	$482	$484	$504	$453	$446	(7%)	$1,560	$1,403	(10%)

North America	$221	$217	$225	$231	$234	$236	$225	—	$663	$695	5%
International	352	288	257	253	270	217	221	(14%)	897	708	(21%)

	$573	$505	$482	$484	$504	$453	$446	(7%)	$1,560	$1,403	(10%)

Net Credit Loss Ratio	0.04%	(0.01%)	(0.08%)	(0.01%)	(0.05%)	(0.05%)	(0.01%)

(1)
The 2004 fourth quarter includes a $244 million after-tax ($400 million pretax) charge related to the exit plan implementation for the Company's Private Bank operations in Japan.

(2)
Includes treasury revenue, which was previously disclosed separately.

NM Not meaningful

Reclassified to conform to the current period's presentation.

ALTERNATIVE INVESTMENTS(1)
(In millions of dollars)

For your convenience, an excerpt from our 2005 third quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com

—
Income of $339 million primarily reflects private equity gains and earnings on proprietary hedge fund investments.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$191	$545	$297	$670	$866	$1,112	$720	NM	$1,033	$2,698	NM
Total Operating Expenses	87	123	112	140	105	159	167	49%	322	431	34%
Provision for Loan Losses	1	(1)	—	—	—	—	(2)	—	—	(2)	—

Income Before Taxes and Minority Interest	103	423	185	530	761	953	555	NM	711	2,269	NM
Income Taxes	34	138	58	168	267	334	181	NM	230	782	NM
Minority Interest, Net of Tax	36	7	10	22	132	234	35	NM	53	401	NM

Net Income	$33	$278	$117	$340	$362	$385	$339	NM	$428	$1,086	NM

Assets (in billions)	$8.6	$8.4	$8.4	$8.9	$9.7	$10.9	$11.4	36%
Average Risk Capital (in billions)	$3.6	$3.7	$3.6	$3.7	$4.1	$4.3	$4.3	19%	$3.6	$4.2	17%
Return on Risk Capital	4%	30%	13%	36%	36%	36%	31%		16%	35%
Return on Invested Capital	2%	29%	11%	34%	34%	34%	29%		14%	32%
Total Revenues, Net of Interest Expense (by Business):
Client	$60	$58	$68	$87	$62	$83	$81	19%	$186	$226	22%
Proprietary Investment Activities:
Private Equity	76	460	225	563	752	982	449	100%	761	2,183	NM
Hedge Funds	50	(30)	(15)	7	30	(47)	91	NM	5	74	NM
Other	5	57	19	13	22	94	99	NM	81	215	NM

Total Proprietary Investment Activities	131	487	229	583	804	1,029	639	NM	847	2,472	NM

Total	$191	$545	$297	$670	$866	$1,112	$720	NM	$1,033	$2,698	NM

Total Revenues, Net of Interest Expense (by Type):
Client	$60	$58	$68	$87	$62	$83	$81	19%	$186	$226	22%
Proprietary Investment Activities:
Fees/Dividends/Interest	38	92	50	89	81	86	194	NM	180	361	NM
Realized & Unrealized Gains (including Public Mark-to-Market)	60	364	148	467	706	943	442	NM	572	2,091	NM
Other	33	31	31	27	17	—	3	(90%)	95	20	(79%)

Total Proprietary Investment Activities	131	487	229	583	804	1,029	639	NM	847	2,472	NM

Total	$191	$545	$297	$670	$866	$1,112	$720	NM	$1,033	$2,698	NM

Capital Under Management (in billions):
Client	$21.8	$19.7	$20.2	$20.4	$20.2	$21.7	$24.8	23%
Proprietary Investment Activities	7.3	7.4	7.6	8.1	8.8	9.6	10.7	41%

Capital Under Management	$29.1	$27.1	$27.8	$28.5	$29.0	$31.3	$35.5	28%

(1)
Includes Citigroup Venture Capital activities and certain other corporate investments.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

SUPPLEMENTAL INFORMATION
DISCONTINUED OPERATIONS(1)(2)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Life Insurance & Annuities Business:
Total Revenues, Net of Interest Expense	$1,206	$1,107	$1,434	$1,425	$1,362	$1,380	$3,386	NM	$3,747	$6,128	64%
Total Operating Expenses	222	220	289	281	273	274	51	(82%)	731	598	(18%)
Provision for Benefits and Claims	649	627	853	788	692	712	—	(100%)	2,129	1,404	(34%)

Income Before Taxes	335	260	292	356	397	394	3,335	NM	887	4,126	NM
Income Taxes	86	96	47	113	124	114	1,246	NM	229	1,484	NM

Net Income	$249	$164	$245	$243	$273	$280	$2,089	NM	$658	$2,642	NM

Asset Management Business:
Total Revenues, Net of Interest Expense	$350	$340	$342	$351	$337	$323	$324	(5%)	$1,032	$984	(5%)
Total Operating Expenses	244	241	276	419	251	224	224	(19%)	761	699	(8%)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—

Income Before Taxes and Minority Interest	106	99	66	(68)	86	99	100	52%	271	285	5%
Income Taxes	41	36	29	(3)	32	38	34	17%	106	104	(2%)
Minority Interest, Net of Tax	5	(1)	—	5	1	(1)	—	—	4	—	(100%)

Net Income	$60	$64	$37	$(70)	$53	$62	$66	78%	$161	$181	12%

Total Discontinued Operations:
Total Revenues, Net of Interest Expense	$1,556	$1,447	$1,776	$1,776	$1,699	$1,703	$3,710	NM	$4,779	$7,112	49%
Total Operating Expenses	466	461	565	700	524	498	275	(51%)	1,492	1,297	(13%)
Provision for Benefits and Claims	649	627	853	788	692	712	—	(100%)	2,129	1,404	(34%)

Income Before Taxes and Minority Interest	441	359	358	288	483	493	3,435	NM	1,158	4,411	NM
Income Taxes	127	132	76	110	156	152	1,280	NM	335	1,588	NM
Minority Interest, Net of Tax	5	(1)	—	5	1	(1)	—	—	4	—	(100%)

Net Income	$309	$228	$282	$173	$326	$342	$2,155	NM	$819	$2,823	NM

(1)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed during the 2005 third quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.

(2)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing and is expected to close during the 2005 fourth quarter.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

Citigroup Segment Balance Sheet(1)
September 30, 2005
(In millions of dollars)

	Global Consumer	Corporate and Investment Banking	Global Wealth Management	Alternative Investments	Corporate/Other & Consolidating Eliminations	Discontinued Operations from AM Sale	Total Citigroup Consolidated (GAAP)
Assets:
Cash and due from banks	$10,048	$17,530	$187	$6	$667	$—	$28,438
Deposits at interest with banks	5,642	24,828	69	43	22	—	30,604
Federal funds sold and securities borrowed or purchased under agreements to resell	915	234,826	364	—	—	—	236,105
Brokerage receivables	3	27,765	14,238	—	—	—	42,006
Trading account assets	2,475	290,780	711	—	(550)	—	293,416
Investments	51,895	93,962	184	10,414	9,450	—	165,905
Consumer loans	399,924	—	39,489	—	732	—	440,145
Corporate loans	—	126,163	—	73	40	—	126,276

Loans, net of unearned income	399,924	126,163	39,489	73	772	—	566,421
Allowance for credit losses	(7,127)	(2,777)	(93)	—	(18)	—	(10,015)

Total loans, net	392,797	123,386	39,396	73	754	—	556,406
Goodwill	25,784	5,675	378	—	403	—	32,240
Intangible assets	14,000	288	—	—	88	—	14,376
Reinsurance receivables	829	—	—	—	—	—	829
Separate and variable accounts	1,478	—	—	—	—	—	1,478
Other	31,273	25,002	2,867	833	8,668	—	68,643
Assets of discontinued operations held for sale	—	—	—	—	—	1,180	1,180

Total identifiable assets	$537,139	$844,042	$58,394	$11,369	$19,502	$1,180	$1,471,626

Liabilities and Equity:
Total deposits	$238,892	$249,607	$91,404	$—	$1,210	$—	$581,113
Federal funds purchased and securities loaned or sold under agreements to repurchase	7,779	234,663	1,377	—	—	—	243,819
Brokerage payables	—	54,124	3,206	—	—	—	57,330
Trading account liabilities	82	140,201	361	79	—	—	140,723
Contractholder funds and separate and variable accounts	1,822	—	—	—	1	—	1,823
Insurance policy and claims reserve	4,941	—	—	—	157	—	5,098
Investment banking and brokerage borrowings	—	14,612	—	—	—	—	14,612
Short-term borrowings	1,560	17,608	538	—	23,906	—	43,612
Long-term debt	44,692	61,047	—	—	108,155	—	213,894
Other liabilities	23,663	29,783	2,315	2,130	(491)	—	57,400
Liabilities of discontinued operations held for sale	—	—	—	—	—	365	365
Net intersegment funding/(lending)	213,708	42,397	(40,807)	9,160	(225,273)	815	—
Stockholders' equity	—	—	—	—	111,837	—	111,837

Total liabilities and equity allocation to businesses	$537,139	$844,042	$58,394	$11,369	$19,502	$1,180	$1,471,626

Average Risk Capital for the Nine Months Ended September 30, 2005:
Average Risk Capital (1) (2) (3)	$27,342	$21,383	$2,153	$4,336	$(1,629)	$—	$53,585

NOTE—The above supplemental information reflects the Company's consolidated period ending GAAP balance sheet broken out by reporting segment. The respective segment information closely depicts the assets and liabilities managed by each segment. While this presentation is not defined by GAAP (generally accepted accounting principles), the Company believes that these non-GAAP financial measures enhance investors understanding of the balance sheet components managed by the underlying business segments as well as the beneficial interrelationship of the asset and liability dynamics of the balance sheet components among the Company's business segments. The Company believes that investors may find it useful to see these non-GAAP financial measures to analyze financial performance. The table above provides the supplemental information and the corresponding GAAP financial measure at September 30, 2005.

This Segment Balance Sheet closely depicts the assets and liabilities managed by each of the respective business segments. The reported balances have been derived from the core financial reporting processes managed by the respective segment's finance organization. Adjustments have been made, where they are significant, to balances managed by one segment's financial infrastructure on behalf of another segment's customer base.

(1)
Preliminary

(2)
Risk Capital provides a better understanding of the capital resources employed in each segment. Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events and is the denominator used in calculating Return on Risk Capital on page 29 of the supplement. Management believes Return on Risk Capital is useful to make incremental decisions and serves as a key metric for organic growth initiatives. Return on Risk Capital is a non-GAAP performance measure.

(3)
Total Average Risk Capital is on a Continuing Operations basis.

CITIGROUP—RETURN ON CAPITAL(1)

	Average Risk Capital ($M)			Return on Risk Capital			Return on Invested Capital
	Third Quarter 2004	Second Quarter 2005	Third Quarter 2005	Third Quarter 2004	Second Quarter 2005	Third Quarter 2005	Third Quarter 2004	Second Quarter 2005	Third Quarter 2005
Global Consumer:
Cards	$5,205	$7,613	$7,703	97%	56%	61%	31%	24%	26%
Consumer Finance	3,675	3,855	3,734	70%	67%	53%	23%	24%	18%
Retail Banking	13,931	15,876	15,905	36%	31%	28%	18%	16%	14%
Other	—	—	—	—	—	—	—	—	—

Total Global Consumer	22,811	27,344	27,342	54%	42%	40%	22%	19%	18%

Corporate and Investment Banking:
Capital Markets and Banking	19,081	19,694	20,143	24%	21%	28%	19%	16%	21%
Transaction Services	1,462	1,403	1,240	78%	82%	105%	47%	46%	56%
Other	—	—	—	—	—	—	—	—	—

Total Corporate and Investment Banking	20,543	21,097	21,383	28%	26%	33%	21%	19%	25%

Global Wealth Management:
Smith Barney	1,110	927	958	71%	103%	94%	52%	73%	67%
Private Bank	761	1,165	1,195	71%	29%	26%	69%	26%	24%

Total Global Wealth Management	1,871	2,092	2,153	71%	62%	56%	58%	51%	46%

Alternative Investments	3,629	4,315	4,336	13%	36%	31%	11%	34%	29%
Corporate/Other(2)	(1,534)	(1,626)	(1,629)	NM	NM	NM	NM	NM	NM

Total Citigroup—Risk Capital (Continuing Operations)(2)(3)	$47,320	$53,222	$53,585	42%	36%	37%

Total Citigroup—Return on Invested Capital (Net Income)(2)(4)							21%	18%	25%

(1)
Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)
Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)
On a Continuing Operations Basis. See Notes 4 and 5 on page 2.

(4)
Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)			EOP Loans	Net Credit Losses(1)			Average Loans
	3Q04	2Q05	3Q05	3Q05	3Q04	2Q05	3Q05	3Q05
PRODUCT VIEW:
Cards	$2,842	$2,634	$2,691	$157.9	$2,142	$2,113	$2,084	$157.2
Ratio	1.81%	1.67%	1.70%		5.50%	5.38%	5.26%
North America Cards	2,593	2,370	2,415	139.8	1,981	1,985	1,957	139.1
Ratio	1.84%	1.70%	1.73%		5.66%	5.71%	5.58%
International Cards	249	264	276	18.1	161	128	127	18.1
Ratio	1.55%	1.45%	1.52%		4.09%	2.84%	2.79%
Consumer Finance	1,938	1,726	1,858	104.9	832	784	789	103.6
Ratio	1.91%	1.70%	1.77%		3.31%	3.03%	3.02%
North America Consumer Finance	1,479	1,254	1,395	83.3	487	467	461	81.9
Ratio	1.84%	1.57%	1.68%		2.46%	2.30%	2.23%
International Consumer Finance	459	472	463	21.6	345	317	328	21.7
Ratio	2.17%	2.17%	2.14%		6.52%	5.73%	6.01%
Retail Banking (excluding Commercial Business)	3,907	3,818	2,650	185.3	176	170	1,313	182.4
Ratio	2.53%	2.13%	1.43%		0.47%	0.39%	2.86%
North America Retail Banking	2,473	2,377	2,333	136.4	25	45	49	132.2
Ratio	2.29%	1.83%	1.71%		0.09%	0.14%	0.15%
International Retail Banking	1,434	1,441	317	48.9	151	125	1,264	50.2
Ratio	3.08%	2.92%	0.65%		1.33%	1.01%	9.99%
Private Bank	150	113	58	37.7	(8)	(5)	(1)	38.4
Ratio	0.39%	0.28%	0.15%		(0.08)%	(0.05)%	(0.01)%
Other Consumer Loans	—	—	50	2.5	—	—	1	1.8

Managed Loans (Excluding Commercial Business)(2)	$8,837	$8,291	$7,307	$488.3	$3,142	$3,062	$4,186	$483.4
Ratio	1.95%	1.73%	1.50%		2.82%	2.57%	3.44%
Securitized Receivables (all in North America Cards)	(1,142)	(1,231)	(1,299)	(92.6)	(1,122)	(1,307)	(1,267)	(89.8)
Loans Held-for-Sale	(176)	—	—	—	(128)	(9)	—	—

On-Balance Sheet Loans (Excluding Commercial Business)	$7,519	$7,060	$6,008	$395.7	$1,892	$1,746	$2,919	$393.6
Ratio	2.06%	1.81%	1.52%		2.09%	1.80%	2.94%
	Cash-Basis Loans(1)				Net Credit Losses(1)
Commercial Business	$1,000	$495	$566	40.5	$43	$51	$7	39.8
Ratio	2.55%	1.29%	1.40%		0.43%	0.52%	0.07%
Total Consumer Loans(2)(3)				$436.2				$433.4
REGIONAL VIEW (Excluding Commercial Business):
	90 Days Or More Past Due(1)			EOP Loans	Net Credit Losses(1)			Average Loans
	3Q04	2Q05	3Q05	3Q05	3Q04	2Q05	3Q05	3Q05
North America (excluding Mexico)	$6,241	$5,542	$5,733	$376.6	$2,466	$2,441	$2,398	$369.1
Ratio	1.81%	1.51%	1.52%		2.91%	2.71%	2.58%
Mexico	386	482	492	10.2	23	52	70	10.2
Ratio	4.85%	4.93%	4.83%		1.13%	2.16%	2.74%
Europe, Middle East and Africa	1,656	1,647	514	36.2	209	235	1,388	37.3
Ratio	4.68%	4.43%	1.43%		2.40%	2.49%	14.77%
Japan	290	273	194	11.8	304	261	254	13.2
Ratio	1.81%	1.99%	1.64%		7.40%	7.24%	7.65%
Asia (excluding Japan)	234	318	343	49.9	139	93	85	50.0
Ratio	0.51%	0.63%	0.69%		1.24%	0.75%	0.68%
Latin America	30	29	31	3.6	1	(20)	(9)	3.6
Ratio	0.90%	0.84%	0.84%		0.06%	(2.33%)	(0.93%)

Managed Loans (Excluding Commercial Business)(2)	$8,837	$8,291	$7,307	$488.3	$3,142	$3,062	$4,186	$483.4
Ratio	1.95%	1.73%	1.50%		2.82%	2.57%	3.44%
Securitized Receivables (all in North America Cards)	(1,142)	(1,231)	(1,299)	(92.6)	(1,122)	(1,307)	(1,267)	(89.8)
Loans Held-for-Sale	(176)	—	—	—	(128)	(9)	—	—

On-Balance Sheet Loans (Excluding Commercial Business)	$7,519	$7,060	$6,008	$395.7	$1,892	$1,746	$2,919	$393.6
Ratio	2.06%	1.81%	1.52%		2.09%	1.80%	2.94%

(1)
The ratios of 90 days or more past due, cash-basis loans and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
This table presents consumer credit information on a managed basis and shows the impact of securitizations to reconcile to a held basis. Only North America Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 8.

(3)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $4 billion and $4 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

        Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
TOTAL CITIGROUP
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$12,643	$12,506	$12,715	$12,034	$11,269	$10,894	$10,418		$12,643	$11,269

Gross Credit (Losses)	(3,012)	(2,660)	(2,574)	(2,627)	(2,451)	(2,452)	(3,444)	(34%)	(8,246)	(8,347)	(1%)
Gross Recoveries	527	535	660	550	549	674	641	(3%)	1,722	1,864	8%

Net Credit (Losses)/Recoveries (NCL's)	(2,485)	(2,125)	(1,914)	(2,077)	(1,902)	(1,778)	(2,803)	(46%)	(6,524)	(6,483)	1%

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	2,343	2,078	1,665	1,919	1,797	1,608	2,083	25%	6,086	5,488	(10%)
Unallocated Reserve Releases(1)	(171)	(541)	(752)	(618)	(20)	(60)	—	100%	(1,464)	(80)	95%
Unallocated Reserve Builds(1)	—	—	66	12	—	133	353	NM	66	486	NM
Specific Reserve Builds	58	51	50	73	36	39	76	52%	159	151	(5%)
Build for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	13	—	—	13	—

Provision for Loan Losses	2,230	1,588	1,029	1,386	1,813	1,720	2,525	NM	4,847	6,058	25%
Other(2)	118	746	204	(74)	(286)	(418)	(125)		1,068	(829)	NM

Allowance for Credit Losses at End of Period	$12,506	$12,715	$12,034	$11,269	$10,894	$10,418	$10,015		$12,034	$10,015

Corporate Allowance for Unfunded Lending Commitments(3)	$600	$600	$600	$600	$600	$700	$800		$600	$800

Total Allowance for Loans, Leases and Unfunded Lending Commitments	$13,106	$13,315	$12,634	$11,869	$11,494	$11,118	$10,815		$12,634	$10,815

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	2.71%	2.60%	2.43%	2.16%	2.10%	2.00%	1.91%

(1)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

•
For the 2005 third quarter, reductions to the credit loss reserves of $137 million related to securitizations.

•
The 2005 third quarter includes the reclassification from Other Assets of $23 million of credit loss reserves related to the purchase of distressed loans.

•
For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclass to a non-credit related reserve.

•
For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

•
For the second quarter 2004, the addition of $715 million of credit loss reserves from the acquisition of KorAm Bank.

•
For the 2004 first quarter, the addition of $148 million of credit loss reserves related to the acquisition of Washington Mutual Finance Corporation.

(3)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CONSUMER LOANS(1)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$9,088	$9,218	$9,316	$8,894	$8,379	$8,060	$7,714		$9,088	$8,379

Gross Credit (Losses)	(2,746)	(2,572)	(2,390)	(2,533)	(2,379)	(2,341)	(3,380)	(41%)	(7,708)	(8,100)	(5%)
Gross Recoveries	439	425	455	451	454	544	454	—	1,319	1,452	10%

Net Credit (Losses)/Recoveries (NCL's)	(2,307)	(2,147)	(1,935)	(2,082)	(1,925)	(1,797)	(2,926)	(51%)	(6,389)	(6,648)	(4%)

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	2,307	2,126	1,863	1,984	1,884	1,755	2,261	21%	6,296	5,900	(6%)
Unallocated Reserve Releases (2)	(21)	(191)	(502)	(468)	(20)	(60)	—	100%	(714)	(80)	89%
Unallocated Reserve Builds (2)	—	—	66	12	—	133	303	NM	66	436	NM
Specific Reserve Builds	4	—	4	21	5	7	20	NM	8	32	NM
Build for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	—	—

Provision for Loan Losses	2,290	1,935	1,431	1,549	1,869	1,835	2,584	81%	5,656	6,288	11%
Other (3)	147	310	82	18	(263)	(384)	(146)		539	(793)	NM

Allowance for Credit Losses at End of Period	$9,218	$9,316	$8,894	$8,379	$8,060	$7,714	$7,226		$8,894	$7,226

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	2.45%	2.22%	1.93%	1.97%	1.83%	1.68%	2.68%
Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	2.40%	2.34%	2.18%	1.93%	1.87%	1.78%	1.64%

(1)
Includes Commercial Business loans and loans made to Global Wealth Management clients.

(2)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

•
For the 2005 third quarter, reductions to the credit loss reserves of $137 million related to securitizations.

•
For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclass to a non-credit related reserve.

•
For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

•
For the 2004 second quarter, the addition of $274 million of credit loss reserves from the acquisition of KorAm Bank.

•
For the 2004 first quarter, the addition of $148 million of credit loss reserves related to the acquisition of Washington Mutual Finance Corporation.

NM    Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CORPORATE LOANS(1)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	3Q 2005 vs. 3Q 2004 Increase/ (Decrease)	Nine Months 2004	Nine Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$3,555	$3,288	$3,399	$3,140	$2,890	$2,834	$2,704		$3,555	$2,890

Gross Credit (Losses)	(266)	(88)	(184)	(94)	(72)	(111)	(64)	65%	(538)	(247)	54%
Gross Recoveries	88	110	205	99	95	130	187	(9%)	403	412	2%

Net Credit (Losses)/Recoveries (NCL's)	(178)	22	21	5	23	19	123	NM	(135)	165	NM

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	36	(48)	(198)	(65)	(87)	(147)	(178)	10%	(210)	(412)	(96%)
Unallocated Reserve Releases (2)	(150)	(350)	(250)	(150)	—	—	—	100%	(750)	—	100%
Unallocated Reserve Builds (2)	—	—	—	—	—	—	50	—	—	50	—
Specific Reserve Builds	54	51	46	52	31	32	56	22%	151	119	(21%)
Build for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	13	—	—	13	—

Provision for Loan Losses	(60)	(347)	(402)	(163)	(56)	(115)	(59)	85%	(809)	(230)	72%
Other (3)	(29)	436	122	(92)	(23)	(34)	21		529	(36)	NM

Allowance for Credit Losses at End of Period	$3,288	$3,399	$3,140	$2,890	$2,834	$2,704	$2,789		$3,140	$2,789

Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	0.73%	NM	NM	NM	NM	NM	NM
Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	3.27%	3.01%	2.80%	2.54%	2.41%	2.18%	2.21%
Corporate Allowance for Unfunded Lending Commitments (4)	$600	$600	$600	$600	$600	$700	$800		$600	$800

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments	$3,888	$3,999	$3,740	$3,490	$3,434	$3,404	$3,589		$3,740	$3,589

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	3.87%	3.54%	3.33%	3.07%	2.92%	2.75%	2.84%

(1)
Includes Loans related to the Alternative Investments and Corporate/Other segments.

(2)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

•
The 2005 third quarter includes the reclassification from Other Assets of $23 million of credit loss reserves related to the purchase of distressed loans.

•
The 2004 second quarter includes the addition of $441 million of credit loss reserves related to the acquisition of KorAm Bank.

(4)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$71	$59	$15	$7	$8	$8	$6
Other	2,842	2,560	2,185	1,899	1,724	1,588	1,204

Total Corporate Cash-Basis Loans (1)	$2,913	$2,619	$2,200	$1,906	$1,732	$1,596	$1,210

Corporate Cash-Basis Loans
JENA (2)	$805	$748	$553	$483	$510	$406	$276
Other International (3)(4)	2,108	1,871	1,647	1,423	1,222	1,190	934

Total Corporate Cash-Basis Loans (1)	$2,913	$2,619	$2,200	$1,906	$1,732	$1,596	$1,210

Corporate Cash-Basis Loans as a % of Total Corporate Loans (1)	2.90%	2.32%	1.96%	1.68%	1.47%	1.29%	0.96%
Consumer Cash-Basis (excluding Commercial Business)	$4,693	$4,399	$4,452	$4,728	$4,477	$4,204	$3,255
Commercial Business Cash-Basis Loans	1,213	1,173	1,000	735	593	495	566

Total Consumer Cash-Basis Loans	$5,906	$5,572	$5,452	$5,463	$5,070	$4,699	$3,821

CitiCapital Collateral Dependent Loans (included in Commercial Business Cash-Basis Loans)	$474	$377	$440	$285	$167	$152	$144

Renegotiated Loans (includes Corporate and Commercial Business Loans)	$124	$111	$95	$83	$36	$31	$29

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer (5)	$396	$369	$373	$320	$286	$248	$283
Corporate and Investment Banking (5)	94	98	95	126	127	133	153

TOTAL OTHER REAL ESTATE OWNED	$490	$467	$468	$446	$413	$381	$436

OTHER REPOSSESSED ASSETS (6)	$123	$97	$100	$93	$74	$49	$57

(1)
Excludes purchased distressed loans that are accruing interest. The carrying value of these loans was: $1,292 million at March 31, 2004, $1,067 million at June 30, 2004, $1,150 million at September 30, 2004, $1,213 million at December 31, 2004, $1,295 million at March 31, 2005, $1,148 million at June 30, 2005, and $1,064 million at September 30, 2005.

(2)
JENA includes Japan, Western Europe and North America.

(3)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)
Includes $227 million, $313 million, $248 million, $209 million, $189 million and $164 million of cash-basis loans for KorAm at June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, respectively. The $25 million decrease from June 30, 2005, reflects the Company's ongoing review of KorAm's loan portfolio.

(5)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(6)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.